UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Akumin Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AKUMIN INC.

8300 W. Sunrise Boulevard

Plantation, Florida 33322

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

To be held on June 7, 2023

To All Stockholders of Akumin Inc.:

NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Akumin Inc., a Delaware corporation (“we” or the “Company”), will be held virtually over the internet using the link, https://www.cstproxy.com/akumin/2023, on June 7, 2023 at 11:00 a.m. Eastern Time for the following purposes.

1.	To elect the ten directors named in the Proxy Statement to serve until the end of the next annual meeting of stockholders or earlier on death, resignation, or removal;

2.

To ratify of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, subject to the Audit Committee’s discretion to select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders;

3.

To approve an amendment to the Company’s Certificate of Incorporation (the “Certificate of Incorporation”) to implement, at the discretion of the Company’s board of directors (the “Board”) at any time prior to the 2024 annual meeting of stockholders, a reverse stock split (the “Reverse Stock Split”) of the issued and outstanding shares of common stock, par value $0.01 (the “Common Stock”), in a range of not less than one-for-two shares and not more than one-for-four shares;

4.	To approve a restatement (the “Option Plan Amendment”) to the Company’s Amended and Restated Stock Option Plan (the “Option Plan”);

5.	To approve a restatement (the “RSU Plan Amendment”) to the Company’s Amended and Restated Restricted Share Unit Plan (the “RSU Plan”); and

6.	To transact such other business as may properly come before the Annual Meeting.

Only stockholders of record as of the close of business on April 17, 2023, the date fixed by the Board as the record date for the meeting, are entitled to notice of, and to vote at, the meeting. The Annual Meeting will be a completely virtual meeting. There will be no physical meeting location. The meeting will be conducted via live webcast. Stockholders will have the same rights and opportunities to participate in our virtual annual meeting as they would at an in-person meeting. For more information on our virtual annual meeting, including details on how to attend the meeting, see the instructions under “Questions and Answers About the Annual Meeting” on page 1 of this Proxy Statement.

Whether or not you plan to attend the Annual Meeting, and regardless of the number of shares of Common Stock you own, please vote as soon as possible. We urge you to date, sign and return the proxy card in the envelope provided to you, or to use the Internet method of voting described on your proxy card, even if you plan to attend the Annual Meeting, so that if you are unable to attend the Annual Meeting, your shares can be voted. Any stockholder of record who submits a proxy card retains the right to revoke such proxy card by: (i) submitting a written notice of such revocation to the Chief Executive Officer of the Company so that it is received no later than 5:00 p.m. Eastern Time on June 6, 2023; (ii) submitting a duly signed proxy card bearing a later date than the previously signed and dated proxy card to the Chief Executive Officer of the Company so that it is received no later than 5:00 p.m. Eastern Time on June 6, 2023; or (iii) attending the Annual Meeting virtually and voting thereat the shares represented by such proxy card. Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a completed, signed and dated proxy card previously returned. All such later-dated proxy cards or written notices revoking a proxy card should be sent to Akumin Inc., 8300 W. Sunrise Boulevard, Plantation, FL 33322, Attention: Riadh Zine, Chief Executive Officer. If you hold shares of Common Stock in street name, you must contact the firm that holds your shares to change or revoke any prior voting instructions.

Please read carefully the enclosed Proxy Statement, which explains the proposals to be considered by you and acted upon at the Annual Meeting.

The Board has fixed the close of business on April 17, 2023 as the record date for the determination of holders of record of Common Stock entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders of record of the Company as of the record date will remain open for inspection during the Annual Meeting until the closing of the polls thereat.

If you have any questions about the procedures for admission to the Annual Meeting, please contact R. Jeffrey White at 1-866-640-5222 or jeffrey.white@akumin.com.

April 28, 2023

By Order of the Board of Directors,

/s/ Riadh Zine
Riadh Zine
Chief Executive Officer

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS

This Proxy Statement, the form of proxy card, our 2023 Annual Report to Stockholders and our Annual Report on Form 10-K for our fiscal year ended December 31, 2022, are available to you on our website at www.akumin.com. Stockholders may also obtain a copy of these materials by writing to Akumin Inc., 8300 W. Sunrise Boulevard, Plantation, FL 33322, Attention: Investor Relations. Upon payment of a reasonable fee, stockholders may also obtain a copy of the exhibits to our Annual Report on Form 10-K for our fiscal year ended December 31, 2022.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why did you send me this proxy statement?

We sent you this proxy statement because the Board is soliciting your proxy to vote at the Annual Meeting to be held on June 7, 2023, at 11:00 a.m. Eastern Time and at any postponements or adjournments of the Annual Meeting. This proxy statement summarizes information that is intended to assist you in making an informed vote on the proposals described in this proxy statement.

Who can vote at the Annual Meeting?

Only stockholders as of the record date are entitled to vote at the Annual Meeting. The record date to determine stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on April 17, 2023. On the record date, there were 90,498,491 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on each proposal. We do not have cumulative voting rights for the election of directors.

How many shares must be present to conduct the Annual Meeting?

We must have a quorum present in person or by proxy to conduct the Annual Meeting. A quorum is established when the holders of one third of the voting power of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting is present in person or by proxy. Abstentions and broker non-votes (as described below) are counted for purposes of determining whether a quorum is present.

What matters are to be voted on at the Annual Meeting?

The agenda for the Annual Meeting is to:

1.	elect the directors named in this proxy statement;

2.

ratify the retention of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, subject to the Audit Committee’s discretion to select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders;

3.	approve an amendment to the Certificate of Incorporation, at the discretion of the Board, to effect the Reverse Stock Split;

4.	approve the Option Plan Amendment;

5.	approve the RSU Plan Amendment; and

6.	conduct any other business properly brought before the Annual Meeting or any adjournments or postponements thereof.

As of the date of this proxy statement, we do not know of any other matters to be presented at the Annual Meeting. If any other matters properly come before the Annual Meeting, however, the persons named as proxies will be authorized to vote or otherwise act in accordance with their judgment.

How does the Board recommend that I vote?

The Board recommends that you vote:

1.	FOR the election of each of our directors named in this proxy statement;

2.

FOR the ratification of the retention of Ernst & Young LLP as our independent registered public accounting firm for 2023, subject to the Audit Committee’s discretion to select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders;

3.	FOR the approval of an amendment to the Certificate of Incorporation, at the discretion of the Board, to effect the Reverse Stock Split; and

4.	FOR the approval of the Option Plan Amendment; and

5.	FOR the approval of the RSU Plan Amendment.

How do I vote at the Annual Meeting?

Stockholders of record, who hold shares registered in their names, can vote by internet at www.cstproxyvote.com or returning the signed proxy card via mail.

Internet voting facilities for stockholders of record will be available 24 hours a day. You may vote via the Internet until 11:59 p.m. Eastern Time on June 6, 2023.

Stockholders of record and beneficial stockholders may vote online during the Annual Meeting. You may cast your vote electronically during the Annual Meeting using the 12-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card, or on any additional voting instructions accompanying these proxy materials. If you do not have a control number, please contact your broker, bank, or other nominee as soon as possible so that you can be provided with a control number.

Beneficial owners, who own shares through a bank, brokerage firm, or other nominee, can vote by returning the voting instruction form, or by following the instructions for voting via telephone or the internet, as provided by the bank, broker, or other nominee. If you own shares in different accounts or in more than one name, you may receive different voting instructions for each type of ownership. Please vote all of your shares.

Even if you plan to participate in our Annual Meeting via virtual web conference, please cast your vote as soon as possible.

Your proxy will be voted in accordance with your instructions, so long as, in the case of a proxy card returned by mail, such card has been signed and dated. If you vote your shares via the Internet or by executing and returning a proxy card by mail but you do not provide specific instructions with respect to the proposals, your shares will be voted FOR the directors named in this proxy statement, FOR the ratification of the retention of our independent registered public accounting firm, FOR the approval of an amendment to the Certificate of Incorporation, at the discretion of the Board, to effect the Reverse Stock Split, FOR the approval of the Option Plan Amendment, and FOR the approval of the RSU Plan Amendment.

As of the date of this proxy statement, we do not know of any matters to be presented at the Annual Meeting except those described in this proxy statement. If any other matters properly come before the Annual Meeting, however, the persons named as proxies will be authorized to vote or otherwise act in accordance with their judgment.

During the Annual Meeting, a list of stockholders entitled to vote will be available for examination at https://www.cstproxy.com/akumin/2023. The list will also be available for 10 days prior to the Annual Meeting at our principal executive office at the address listed above.

What does it mean if I receive more than one Notice?

You may receive more than one Notice, more than one e-mail or multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate Notice, a separate e-mail or a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you may receive more than one Notice, more than one e-mail or more than one proxy card. To vote all of your shares by proxy, you must complete, sign, date and return each proxy card and voting instruction card that you receive and vote over the Internet the shares represented by each Notice that you receive (unless you have requested and received a proxy card or voting instruction card for the shares represented by one or more of those Notices).

May I change my vote?

Yes. You may revoke your proxy at any time before it is voted at the Annual Meeting. To change your vote, if you are a stockholder of record, you may submit another later dated proxy by Internet or mail or by voting your shares electronically on the virtual meeting platform at the Annual Meeting (your attendance at the Annual Meeting will not, by itself, revoke your proxy; you must vote in person at the Annual Meeting to revoke your proxy). If you are a beneficial owner and your shares are held in street name, you may change your vote by submitting new voting instructions to your bank, broker, trustee or nominee, or if you have obtained a legal proxy from such entity giving you the right to vote your shares, you may change your vote by attending the Annual Meeting and voting electronically on the virtual meeting platform;

What vote is required to approve the election of directors (“Proposal 1”)?

The directors must receive the affirmative vote of a plurality of the votes cast in person or by proxy at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

What vote is required to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for Fiscal Year 2023, subject to the Audit Committee’s discretion to select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders (“Proposal 2”)?

Proposal 2 will be approved by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will count as present and entitled to vote for purposes of this proposal and will have the effect of a vote against this proposal. Broker non-votes will have no effect on the outcome of Proposal 2.

What vote is required to approve an amendment to the Company’s Certificate of Incorporation, at the discretion of the Board, to effect the Reverse Stock Split (“Proposal 3”)?

Proposal 3 requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote on the matter at the Annual Meeting as of the record date. Abstentions and broker non-votes will have the effect of a vote against this proposal.

What vote is required to approve the Option Plan Amendment (“Proposal 4”)?

Proposal 4 will be approved by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will count as present and entitled to vote for purposes of this proposal and will have the effect of a vote against this proposal. Broker non-votes will have no effect on the outcome of Proposal 4.

What vote is required to approve the RSU Plan Amendment (“Proposal 5”)?

Proposal 5 will be approved by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will count as present and entitled to vote for purposes of this proposal and will have the effect of a vote against this proposal. Broker non-votes will have no effect on the outcome of Proposal 5.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered in your name on the Company’s books and records or with our transfer agent, you are the “stockholder of record” of those shares, and this proxy statement and accompanying materials have been provided directly to you by the Company. On the other hand, if you purchased your shares through a brokerage or other financial intermediary, the brokerage or other financial intermediary will automatically put your shares into “street name” which means that the brokerage or other financial intermediary will hold your shares in its name or another nominee’s name and not in your name but will keep records showing you as the “beneficial owner.” If you hold shares beneficially in street name, this proxy statement and accompanying materials have been forwarded to you by your broker, bank or other holder of record.

How do I vote if my bank or broker holds my shares in “street name”?

If you hold your shares in “street name” through a bank, broker or other nominee, such bank, broker or nominee will vote those shares in accordance with your instructions. To so instruct your bank, broker or nominee, you should refer to the information provided to you by such entity. Without instructions from you, a bank, broker or nominee will be permitted to exercise its own voting discretion with respect to so-called routine matters (Proposal 2 and Proposal 3), but will not be permitted to exercise voting discretion with respect to non-routine matters (Proposal 1, Proposal 4, and Proposal 5). Thus, if you do not give your bank, broker or nominee specific instructions with respect to Proposal 2 and Proposal 3, your shares will be voted in such entity’s discretion. If you do not give your bank, broker or nominee specific instructions with respect to Proposal 1, Proposal 4, or Proposal 5, your shares will not be voted on such proposals. This is called a “broker non-vote.” Shares represented by such broker non-votes will be counted in determining whether there is a quorum. We urge you to promptly provide your bank, broker or nominee with appropriate voting instructions so that all your shares may be voted at the Annual Meeting.

How will the votes be counted at the Annual Meeting?

The votes will be counted by the inspector of election appointed for the Annual Meeting.

How will the Company announce the voting results?

The Company will report the final results of the voting at the Annual Meeting in a filing with the Securities and Exchange Commission (“SEC”) on a Current Report on Form 8-K.

Who pays for the Company’s solicitation of proxies?

The Board is soliciting your proxy to vote your shares of Common Stock at our Annual Meeting. We will bear the cost of soliciting proxies on behalf of the Company, including preparing, printing and mailing this proxy statement. Proxies may be solicited personally, by mail, email or by telephone by certain of our directors, officers, employees or representatives. Our directors and employees will not be paid any additional compensation for soliciting proxies. We will reimburse brokerage houses, banks, custodians and other nominees and fiduciaries for out-of-pocket expenses incurred in forwarding our proxy solicitation materials.

What is “householding” and how does it work?

Under the rules adopted by the SEC, we may deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of these documents was delivered. If you prefer to receive separate copies of the Notice, proxy statement or annual report, contact Continental Stock Transfer & Trust Company by phone at (917) 262-2373 or by e-mail at cst_proxy@continentalstock.com.

In addition, if you currently are a stockholder who shares an address with another stockholder and would like to receive only one copy of future notices and proxy materials for your household, you may notify your broker if your shares are held in a brokerage account or you may notify us if you hold registered shares. Registered stockholders may notify us by contacting Continental Stock Transfer & Trust Company at the above telephone number or address or sending a written request to Akumin Inc. 8300 W. Sunrise Boulevard, Plantation, FL 33322, Attention: Investor Relations.

How do I participate in the Annual Meeting?

We are hosting the Annual Meeting through a virtual web conference. You will not be able to attend the meeting in person. You will be able to attend the virtual annual meeting, vote your shares electronically, and submit your questions during the live webcast of the meeting by visiting https://www.cstproxy.com/akumin/2023 and entering your 12-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card, or on any additional voting instructions accompanying these proxy materials. The Annual Meeting will begin promptly at 11:00 a.m. Eastern Time. Online check-in will be available beginning at 10:30 a.m. Eastern Time. Please allow ample time for the online check-in process. Please be assured that you will be afforded the same rights and opportunities to participate in the virtual meeting as you would at an in-person meeting.

As part of the Annual Meeting, we will hold a question-and-answer session, during which we intend to answer questions submitted during the meeting in accordance with the Annual Meeting procedures which are pertinent to the Company and the meeting matters, as time permits. Questions may be submitted during the Annual Meeting through https://www.cstproxy.com/akumin/2023. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.

There will be technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

Are there rules of conduct for the Annual Meeting?

Yes, the rules of conduct for the Annual Meeting will be available by visiting https://www.cstproxy.com/akumin/2023. The rules of conduct will provide information regarding the rules and procedures for participating in the Annual Meeting.

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

Our business operates under the direction of the Board, which currently consists of ten directors.

Upon the recommendation of our Governance Committee, the Board has nominated Riadh Zine, Stanley Dunford, Murray Lee, James Webb, Thomas Davies, Haichen Huang, Paul Viviano, James Wyper, Ross Sinclair and John Wagner to stand for election as directors. If elected, the directors will hold office until the conclusion of the next annual meeting of stockholders and a successor is duly elected and qualified or until earlier death, resignation, or removal.

Each of the ten individuals listed above currently serves as a director of the Company. The Board has no reason to believe that any of the directors will not serve if elected. However, if any of these individuals becomes unavailable to serve as a director, the Company representatives named on the proxy card will have discretion and authority to vote for another director proposed by our Board unless you submit a proxy withholding your vote from the individual being substituted. Alternatively, our Board may reduce the number of directors to be elected at the Annual Meeting.

Biographical information relating to each of the directors is set forth below under “Management” and incorporated by reference herein.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTORS NAMED IN THIS PROXY STATEMENT.

MANAGEMENT

Information about Executive Officers and Directors of the Company

Our directors and executive officers and their ages (as of April 28, 2023) are as follows:

Name	Age	Position
Executive Officers:
Riadh Zine	51	Chairman of the Board of Directors and Chief Executive Officer
David Krestchmer	65	Chief Financial Officer
Rohit Navani	46	Chief Corporate Affairs Officer
Paul Nelis	55	Chief Information Officer
Non-Employee Directors:
Stanley Dunford	74	Chairperson Emeritus of the Board of Directors and Director
Murray Lee(1)(2)(3)	63	Director
James Webb(1)(2)(3)	63	Director
Thomas Davies(1)(2)(3)	64	Director
Haichen Huang	29	Director
Paul Viviano	70	Director
James Wyper	33	Director
Ross Sinclair(3)	63	Director
John Wagner	47	Director

(1)	Member of the Compensation Committee
(2)	Member of the Governance Committee
(3)	Member of the Audit Committee

Executive Officers:

Riadh Zine is our Chief Executive Officer and the Chairman of the Board. Mr. Zine has served as a member of the Board since its amalgamation in August 2015. Mr. Zine has served as sole Chief Executive Officer of the Company since March 2022. From September 2021 to March 2022, Mr. Zine served as Co-Chief Executive Officer of the Company. From October 2014 to September 2021, Mr. Zine served as President and Chief Executive Officer of the Company. He is also the co-founder of Roadmap Capital Inc., a technology venture capital firm with more than $150 million in assets under management. From August 1999 to January 2013, Mr. Zine was a Managing Director in Global Investment Banking at a leading Canadian investment bank, where he was responsible for providing strategic and financial advice to many of Canada’s largest corporations, entrepreneurs and private equity firms. He has over 15 years of experience executing public or private equity and debt financings, as well as mergers and acquisitions for a wide range of Canadian companies in the consumer, retail, healthcare, transportation and industrials sectors. Mr. Zine also worked at a leading Canadian bank on a number of strategic projects. Mr. Zine holds a M.Sc. in Financial Engineering from École des Hautes Études Commerciales, University of Montréal. Our Board believes Mr. Zine’s experience as Chief Executive Officer combined with his industry knowledge and experience in the healthcare sector qualify him to serve as a member and Chairman of our Board.

David Krestchmer has served as Chief Financial Officer since August 2022. Prior to joining the Company, from February 2019 to August 2022, Mr. Kretschmer served as an independent consultant for a number of companies. From January 2018 until April 2018, Mr. Kretschmer served as interim CFO for Surgery Partners, Inc. (Nasdaq: SGRY), a multi-specialty ambulatory surgical center company with $2.5 billion of revenues. From April 2018 to February 2019, Mr. Kretschmer served as executive vice president of strategy and transformation of Surgery Partners, Inc. Prior to that, Mr. Kretschmer spent 26 years with Anthem, Inc. renamed Elevance Health, Inc.

(Nasdaq: ELV), a health insurance provider with more than $130 billion of revenues, where he most recently served as senior vice president, treasurer and CIO and held various other positions of increasing responsibility beginning in 1991. Prior to his time at Anthem, Mr. Kretschmer held a variety of financial management and corporate finance roles. Mr. Kretschmer received his B.S. in Business from the George Washington University and his M.B.A. from the University in Chicago.

Rohit Navani has served as the Chief Corporate Affairs Officer of the Company since February 2023. He served as Executive Vice President and Chief Transformation Officer of the Company from October 2014 to February 2023. Prior to joining the Company, Mr. Navani was a partner in the integration and divestiture advisory practice of an international accounting firm. He has over fifteen years’ experience providing a suite of M&A services to private equities and strategic companies globally, from emerging businesses to Fortune 50 leaders. Mr. Navani has extensive experience executing separations and integrations. His responsibilities on transactions have included leading integration and separation management offices and functional leadership roles in finance and accounting, information technology, supply chain, day one readiness, communications, organizational development and human resources activities. Mr. Navani holds a Bachelor of Science degree in Accounting from Binghamton University, USA.

Paul Nelis has served as Chief Information Officer of the Company since January 2022. With more than 30 years’ experience in information technology (IT), Mr. Nelis has performed or led teams in performing all aspects of IT Services Delivery for organizations. Prior to joining the Company, Mr. Nelis served as Senior Principal Consultant for Maven Wave Partners, LLC, a digital transformation consulting firm, since at least 2016.

Directors:

Riadh Zine (see biographical information above under “Management—Executive Officers”).

Stanley Dunford has served as a director of the Company since March 2017. Mr. Dunford has served as President and director of Republic Live Inc. since December 2011. Mr. Dunford has significant experience in the development, management and stewardship of companies, including: having served as the Chairman and Chief Executive Officer of Contrans Group Inc. (formerly Contrans Income Fund) from 1988 until its sale in 2014; as the Chairman, Chief Executive Officer and sole proprietor at Peterbilt of Ontario Inc., which owned and operated all of the Peterbilt truck dealerships in Ontario until it’s sale in 2014; as a director at Waterloo Brewing Ltd. (formerly Brick Brewing Co. Ltd.) since June 2008; as a former director of the Ontario Trucking Association; and as a director TransForce Inc. from April 2015 to April 2016. Our Board believes Mr. Dunford’s experience working with other companies and serving as a director qualifies him to serve on our Board.

Murray Lee has served as a director of the Company since March 2017. He graduated in 1983 with a Master of Accounting (Tax) degree from Brigham Young University. After graduating, Mr. Lee moved to Dallas, Texas where he worked for five years as a Certified Public Accountant before re-locating to Calgary, Canada where he focused exclusively on Canada/U.S. cross-border transactions. Before retiring in June 2014, Mr. Lee spent 20 years as a partner of two different “big four” accounting firms, establishing and leading their Canada/U.S. cross-border tax practices, which included a three-year role as human resources leader for a tax practice consisting of approximately 100 personnel. He has assisted both large and small clients in all aspects of Canada/U.S. taxation including reorganizations, mergers and acquisitions, cross-border financing and cross border initial public offerings. Since retiring from his tax accounting practice, Mr. Lee has been engaged in a variety of entrepreneurial ventures, including as a principal in a hospitality venture and authoring a book on personal finance. Our Board believes Mr. Lee’s 20 years of experience as a partner at accounting firms qualifies him to serve on our Board.

James Webb has served as a director of the Company since August 2017. He founded Preferred Medical Imaging, LLC (“PMI,” now Akumin Imaging Texas, LLC, a subsidiary of the Company) with two other partners in 2000. Since the sale of PMI in August 2017, Mr. Webb founded 16 Capital Holdings, LLC and its subsidiary,

Maverick Fitness Holdings, which operated 33 OrangeTheory fitness centers in the North Texas area. That business was sold to a private equity group in 2019. Over the past five years, Mr. Webb has been involved in a number of entrepreneurial ventures, including as the founder and Chief Executive Officer of Paradigm Development Holdings, LLC, which owns franchise rights for BeBalanced Centers, a non-medical, holistic women’s weight loss business, for a large portion of Texas and operates BeBalanced Centers in Texas. Mr. Webb also operates an angel investment fund that has minority investments in over 30 companies in diverse industries such as personal protective equipment (“PPE”) distribution and manufacturing, beverage consumer products, and information technology. Mr. Webb began his career as a registered radiologic technologist and holds a master’s degree in Health Administration. Our Board believes Mr. Webb’s experience owning and working in several diagnostic imaging companies along with his seasoned business experience qualifies him to serve on our Board.

Thomas Davies was appointed to the Board in March 2017. He is a CPA with broad experience in real estate development, finance and administration, as well as mergers and acquisitions. In his various roles, including, since July 2006, his principal occupation as Executive Vice President at the Remington Group, Mr. Davies has been directly responsible for successfully initiating and negotiating more than $100 million of real estate development and other business opportunities. Mr. Davies has served as President of Weston Modular Industries Ltd., a manufacturing company, since 2006; President of 1355065 Ontario Limited, a holding and investment company, since 1999; President of 1259429 Ontario Limited, a company that provides consulting, business, advisory and management services, since 1997; President of 1075280 Ontario Limited, a company that provides consulting, business, advisory and management services, since 1994; and President of 942814 Ontario Ltd., a holding and investment company, since 1991. From September 1996 until October 1998, he served as Chief Financial Officer of Canadian Medical Laboratories Limited, where he gained public company experience including executive compensation matters. He obtained his Bachelor of Commerce degree from the University of Toronto. Our Board believes Mr. Davies’ business experience qualifies him to serve on our Board.

Haichen Huang was appointed to the Board after the Alliance Acquisition closed in September 2021. Mr. Huang has been the owner and director of Dolphin Image Studios, a film production company based in Winter Haven, Florida, since 2018 and Dolphragon, an independent film production and financing company based in London, England, since 2019. He also serves as the Creative Director for Dolphragon. Mr. Huang has a Bachelor of Fine Arts from London Met Film School in London, England, a Master of Arts from Full Sail University in Winter Park, Florida, and a Bachelor of Arts from Newcastle University in Newcastle upon Tyne, England. Our Board believes Mr. Huang’s management and communication skills qualify him to serve on our Board.

Paul Viviano was appointed to the Board in November 2021. Mr. Viviano is a healthcare leader and a prominent national advocate for child healthcare. For more than three decades, he has led academic healthcare systems, nonprofit community healthcare organizations and for-profit healthcare services providers that have delivered excellence in clinical care, research and medical education. Mr. Viviano joined Children’s Hospital Los Angeles in late 2015 as President and Chief Executive Officer as well as a member of the Board of Directors and the Foundation Board of Trustees, positions he continues to hold. Prior to joining CHLA, Viviano served as the President and Chief Executive Officer of UC San Diego Health System and Associate Vice Chancellor of UC San Diego Health Sciences. Prior to UCSD, Mr. Viviano served as Chairman of the Board and CEO of Alliance. Mr. Vivano continually served as a Director for Alliance, including as the Chairman of its Compensation and Special Committees, until Alliance was acquired by the Company. Mr. Viviano earned his bachelor’s degree at the University of California, Santa Barbara and master’s degree in public administration-public health at the University of California, Los Angeles. Our board believes Mr. Viviano’s industry experience qualifies him to serve on our Board.

James Wyper was appointed to the Board in November 2021. He has served as Senior Managing Director with Stonepeak Infrastructure Partners (“Stonepeak”), where he is responsible for leading investments across the healthcare, transportation and logistics sectors, since January 2020. Mr. Wyper served as a Managing Director of Stonepeak from January 2018 to January 2020 and as a Principal with Stonepeak from on or about January 2015 to January 2018. Mr. Wyper presently sits on the boards of Lineage Logistics, TRAC Intermodal, Oregon Trail

Ventures, Venture Global Calcasieu Pass, Lonestar Holdings, Fortbrand Services and is a former director of Tidewater Holdings, Golar Power Ltd. and the Carlsbad Desalination Project. Mr. Wyper holds a Bachelor of Arts in Economics from Yale University. Our board believes Mr. Wyper’s industry experience qualifies him to serve on our Board.

Ross Sinclair has served as a member of our Board since January 1, 2023. For more than 25 years, Mr. Sinclair was a partner with PricewaterhouseCoopers LLP (“PwC”). He retired from PwC in June 2020 and since July 2021, he has served as a senior financial consultant for the Real Estate Group of Fengate Asset Management and as a trustee of Enterprise Real Estate Investment Trust. Mr. Sinclair has extensive experience with several industries, including consumer products, retail, real estate, healthcare and private equity. He has served many clients advising on critical business issues, transactions and restructurings in addition to his experience as a lead audit partner on both public and private enterprises. Our board believes Mr. Sinclair’s industry experience qualifies him to serve on our Board.

John Wagner has served as a member of our Board since January 1, 2023. Mr. Wagner has served as a managing partner of SCW Capital Management, LP (“SCW”) since 2014. SCW is an equity investment fund focused on small and mid-cap US public equities. Mr. Wagner focuses his work with SCW on the healthcare IT and service sectors. He is also the co-founder and managing partner for Viewside Capital Partners, a private equity firm focused on growth equity investments in the healthcare technology and service sectors, where he has worked since 2021. Prior to his current roles, Mr. Wagner was the chief financial officer of Healthcare Payment Specialists, a private equity owned healthcare IT company, a partner with Walker Smith Capital responsible for investments within the healthcare industry, an associate in the Healthcare Investment Banking Group at UBS, and an Analyst in the Healthcare Corporate Finance Group at Bank of America. Mr. Wagner graduated from the University of Texas with a BBA in Finance. Our board believes Mr. Wagner’s vast industry experience qualifies him to serve on our Board.

Board Composition

Our Board directs our business and affairs, as provided by Delaware law, and conducts its business through meetings of the Board and its standing committees. The primary responsibilities of our Board are to provide oversight, strategic guidance, counseling and direction to our management team. Our Board meets on a regular basis and additionally as required. In 2022, our Board met 10 times, our Audit Committee met 6 times, our Compensation Committee met 4 times, and our Governance Committee met 4 times. Our Charter provides that each director shall hold office until the next annual meeting at which his or her term expires and until his or her successor is elected and qualified, or his or her death, resignation, retirement, disqualification or removal from office. For our 2022 annual general and special meeting of stockholders, 6 directors were in attendance.

On September 1, 2021, the Company announced that it had completed the acquisition (the “Alliance Transaction”) of Alliance HealthCare Services, Inc. (“Alliance”), which was financed in part by debt and equity commitments from Stonepeak Magnet Holdings LP (“Stonepeak”). In connection with the Alliance Transaction, the Company entered into certain agreements with Stonepeak and Thaihot Investment Co., LTD, the seller of Alliance (“Seller”), pursuant to which the Company committed to nominate and recommend for election one director nominee of Stonepeak (the “Stonepeak Nominee”) and one director nominee of Seller (the “Seller Nominee”). Upon the closing of the Alliance Transaction, the Board appointed Mr. Huang as the Seller Nominee. On November 23, 2021, the Company held a special meeting of its shareholders to elect Mr. Wyper, the Stonepeak Nominee.

On December 15, 2022, the Board, upon the recommendation of the Governance Committee, increased the size of the Board from eight to ten directors and appointed Mr. Sinclair and Mr. Wagner as directors of the Company, effective January 1, 2023. Mr. Wagner is a managing partner of SCW Capital Management, LP (“SCW”), which currently holds an approximate 12.6% interest in the Company’s Common Stock.

Mr. Zine currently serves as both Chief Executive Officer and Chairman of the Board. At this time, the Board believes that combining the Chief Executive Officer and Chairman roles promotes decisive leadership, fosters clear accountability and enhances our ability to communicate our strategy clearly and consistently to our shareholders and employees. Our Mandate of the Board of Directors provides that if the Chairman is not an independent director, the Company shall appoint an independent lead director. Mr. Lee currently serves as lead independent director. He is responsible for ensuring that the directors who are independent have opportunities to meet with only the independent directors to the exclusion of non-independent directors and management. The lead director shall be appointed and replaced from time to time by a majority of independent directors and shall be an independent director. Discussions will be led by the lead director who will provide feedback subsequently to the Chair.

Family Relationships

There are no family relationships between any of our executive officers and directors.

Independence of Directors

The Nasdaq listing standards generally define an “independent director” as a person, other than an executive officer of a company or any other individual having a relationship which, in the opinion of the issuer’s Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. We have determined that Mr. Davies, Mr. Dunford, Mr. Lee, Mr. Viviano, Mr. Webb, and Mr. Sinclair are independent directors of the Company. In making these determinations, our Board considered the current and prior relationships that each non-employee director has with the Company, including (i) the fact that Mr. Dunford provided initial capital related to the formation of the Company and that prior to September 1, 2021, he owned almost 8% of our Common Stock and (ii) that Mr. Webb came to own shares of our Common Stock as a result of the sale of PMI to the Company in August 2017.

The Company’s independent directors shall have regularly scheduled meetings at which only independent directors are present.

Board Leadership Structure and Role in Risk Oversight

Our Board recognizes that the leadership structure and combination or separation of the Chief Executive Officer and Chairman roles is driven by our needs at any point in time. As a result, no policy exists requiring combination or separation of leadership roles, and our governing documents do not mandate a particular structure. This allows our Board the flexibility to establish the most appropriate structure for the Company any given time.

Our Board oversees the risk management activities designed and implemented by our management. Our Board does not have a standing risk management committee, but rather anticipates executing its oversight responsibility both directly and through its standing committees. Our Board also will consider specific risk topics, including risks associated with our strategic initiatives, business plans, and capital structure. Our management, including our executive officers, are primarily responsible for managing the risks associated with operation and business of the Company and providing appropriate updates to the Board and the Audit Committee. Our Board has delegated to the Audit Committee oversight of our risk management process, and our other board committees also will consider risks as they perform their respective committee responsibilities. The scope of each committee’s risk oversight responsibility is set forth below:

•

The Audit Committee reviews our policies and guidelines with respect to risk assessment and risk management. The Audit Committee oversees our major financial risk exposures, including related to internal controls and cybersecurity, as well as the steps management has taken to monitor and control those exposures. This review includes regular assessments of the Company’s disclosure controls and procedures to assure that current practices account for material risks facing the Company. The Audit Committee and the management team meet quarterly, and more frequently as needed, to assess the Company’s risk environment, its response to present risks, and its planned responses to future and anticipated risks.

•

The Compensation Committee considers risk issues when establishing and administering our compensation program for executive officers and other key personnel. As part of its risk assessments, the Compensation Committee consults with Aon, an independent compensation consulting firm, to identify risks that may be associated with the Company’s compensation programs.

•

The Governance Committee oversees matters relating to the composition and organization of the Board and advises the Board on how its effectiveness can be improved by changes in its composition and organization.

All board committees will report to our Board as appropriate, including, but not limited to, when a matter rises to the level of a material or enterprise risk.

Committees of the Company’s Board of Directors

Our Board has established an Audit Committee, a Governance Committee and a Compensation Committee. In addition, from time to time, special committees may be established under the direction of our Board when necessary to address specific issues. Copies of each board committee’s charter are posted on our website.

Audit Committee Information

Our Audit Committee consists of Mr. Davies, Mr. Lee, Mr. Webb, and Mr. Sinclair. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the Audit Committee, all of whom must be independent. Mr. Davies, Mr. Lee, Mr. Webb, and Mr. Sinclair each meet the independent director standard under the Nasdaq listing standards and under Rule 10A-3(b)(1) of the Exchange Act. Mr. Davies serves as chairperson of the Audit Committee.

Each member of the Audit Committee is financially literate, and our Board has determined that Mr. Davies qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

Our Board has adopted an Audit Committee charter, which details the principal functions of the Audit Committee, including:

•	the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by the Company;

•

pre-approving all audit and permitted non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by the Company, and establishing pre-approval policies and procedures;

•	reviewing and discussing with the independent auditors all relationships the auditors have with the Company in order to evaluate their continued independence;

•	setting clear hiring policies for employees or former employees of the independent auditors;

•

setting clear policies for audit partner rotation in compliance with applicable laws and regulations obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues; and

•

reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to the Company entering into such transaction; and reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding the financial statements or accounting policies of the Company and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Governance Committee Information

Our Governance Committee consists of Mr. Lee, Mr. Webb and Mr. Davies. Under the Nasdaq listing standards and applicable SEC rules, our Governance Committee must consist of all independent members. Mr. Lee, Mr. Webb and Mr. Davies meet the independent director standard under the Nasdaq listing standards. Mr. Lee serves as chairperson of the Governance Committee.

The primary purposes of our Governance Committee is to assist the Board in:

•

identifying, screening and reviewing individuals qualified to serve as directors and recommending to the Board candidates for nomination for election at the annual meeting of stockholders or to fill vacancies on the Board;

•	developing, recommending to the Board and overseeing implementation of our corporate governance guidelines;

•	coordinating and overseeing the annual self-evaluation of the Board, its committees, individual directors and management in the governance of the company; and

•	viewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

Guidelines for Selecting Director Nominees

Our Governance Committee will recommend to the Board candidates for nomination for election at the annual meeting of the stockholders. Our Governance Committee shall also develop and implement a process to handle any nominees for directors who are recommended by our shareholders.

Our Governance Committee is required under its committee charter to review the characteristics, qualities, skills and experience which form the criteria for candidates to be considered for nomination to the Board. The objective of this review will be to maintain the composition of the Board in a way that provides, in the judgment of the Board, the best mix of skills and experience to provide for the overall stewardship of the Company. All directors are required to possess fundamental qualities of intelligence, honesty, integrity, ethical behavior, fairness and responsibility, and be committed to representing the long-term interests of the shareholders. They must also have a genuine interest in the Company and be able to devote sufficient time to discharge their duties and responsibilities effectively. The Governance Committee believes that having a diverse Board can offer a breadth and depth of perspectives that enhance the Board’s performance. The Governance Committee values diversity of abilities, experience, perspective, education, gender, background, race and national origin. Recommendations concerning director nominees are based on merit and past performance as well as expected contribution to the Board’s performance and, accordingly, diversity is taken into consideration. The Governance Committee is mandated to identify qualified candidates for nomination as Directors and to make recommendations to the Board. When identifying candidates to nominate for election to the Board, the primary objectives of the Governance Committee are to ensure consideration of individuals who are highly qualified, based on their talents, experience, functional expertise and personal skills, character and qualities, having regard to the Company’s current and future plans and objectives, as well as anticipated industry and market developments.

In addition, our Board and Governance Committee will consider a candidate’s diversity of gender, background, race and national origin. Our corporate governance guidelines specifically denote that the governance committee will consider the representation of women and other diverse candidates when making recommendations of nominees to our Board.

Board Diversity

In August 2021, the SEC approved a Nasdaq Stock Market proposal to adopt new listing rules relating to board diversity and disclosure. As approved by the SEC, the new Nasdaq listing rules require all Nasdaq listed companies to disclose consistent, transparent diversity statistics regarding their boards of directors. The Board Diversity Matrix below presents the Board’s diversity statistics in the format prescribed by the Nasdaq rules.

Board Diversity Matrix (As of April 27, 2023)

Total Number of Directors	10
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	0	10	0	0

Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	1	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	0	8	0	0
Two or more races or ethnicities	0	1	0	0

LGBTQ+	1
Did not disclose demographic background	0

Compensation Committee Information

Mr. Lee, Mr. Webb, and Mr. Davies. serve as members of our Compensation Committee. Under the Nasdaq listing standards and applicable SEC rules, our Compensation Committee must consist of all independent members. Mr. Lee, Mr. Webb, and Mr. Davies meet the independent director standard under the Nasdaq listing standards, and Mr. Lee serves as chairperson of the Compensation Committee.

Our Board has adopted a Compensation Committee charter, which details the principal functions of the Compensation Committee, including:

•

reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•	reviewing and approving on an annual basis the compensation of our other officers;

•	reviewing on an annual basis our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based remuneration plans;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	if required, producing a report on executive compensation to be included in our annual proxy statement; and

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by the Nasdaq listing standards and the SEC.

Communication with the Company’s Board of Directors

Stockholders or other interested parties wishing to communicate with our Board of Directors can communicate with our Board of Directors by writing to: c/o Akumin Inc., 8300 W. Sunrise Boulevard, Plantation, FL 33322, Attn: Chairman of the Board. Your message will not be screened or edited before it is delivered to the Chairman of the Board. The Chairman of the Board will determine whether to relay your message to other Board members.

Code of Conduct

Our Board has adopted a written code of conduct (the “Code of Conduct”) that applies to all of our directors, officers and employees. The objective of the Code of Conduct is to provide guidelines for maintaining our and our subsidiaries integrity, reputation, honesty, objectivity and impartiality. The Code of Conduct addresses conflicts of interest, protection of our assets, confidentiality, fair dealing with shareholders, competitors and employees, insider trading, compliance with laws and reporting any illegal or unethical behavior. As part of the Code of Conduct, any person subject to the Code of Conduct is required to avoid or fully disclose interests or relationships that are harmful or detrimental to our best interests or that may give rise to real, potential or the appearance of conflicts of interest. Our Board will have ultimate responsibility for the stewardship of the Code of Conduct and it will monitor compliance through our Governance Committee. Directors, officers and employees will be required to annually certify that they have not violated the Code of Conduct. A copy of our Code of Conduct is available in our public disclosure at www.sedar.com and www.sec.gov and also on the investor section of our website at www.akumin.com. If we make any substantive amendments to the Code of Conduct or grant any waiver from a provision of the Code of Conduct to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee has ever been an executive officer or employee of the Company. None of our executive officers currently serves, or has served during the last completed fiscal year, as a member of the Board or Compensation Committee of any entity that has one or more executive officers serving or will serve as a member of our Board or Compensation Committee.

Employee, Officer and Director Hedging

Our insider trading policy expressly prohibits our directors and executive officer from purchasing financial instruments (such as prepaid variable forward contracts, equity swaps or collars) designed to hedge or offset a decrease in the market value of Company securities.

EXECUTIVE COMPENSATION

Director and Executive Officer Compensation

This section provides an overview of the compensation for the fiscal year ended December 31, 2022 (“Fiscal 2022”) of (i) our principal executive officer and our next two most highly compensated executive officers, (ii) our former Co-Chief Executive Officer, and (iii) two of our former executive officers who were no longer serving as executive officers at the end of Fiscal 2022 but for whom disclosure is required under Regulation S-K Item 402(m)(2)(iii). We refer to these individuals as our named executive officers (NEOs). Our NEOs are:

•	Riadh Zine, our Chief Executive Officer;

•	Rhonda Longmore-Grund, our former President and Co-Chief Executive Officer;

•	Rohit Navani, our Chief Corporate Affairs Officer;

•	David Kretschmer, our Chief Financial Officer;

•	William Larkin, our former Chief Financial Officer; and

•	Richard Jones, our former President, Radiology.

Summary Compensation Table

The following table sets forth the compensation awarded to, earned by or paid to our NEOs in respect of their service to us during Fiscal 2022 and, as applicable, the fiscal year ended December 31, 2021 (“Fiscal 2021”).

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)		Stock Awards ($)(2)	Nonequity Incentive Plan Compensation ($)	All Other Compensation ($)(3)	Total ($)
Riadh Zine	2022	820,391	850,000		—	—	110,116	1,780,507
Chief Executive Officer	2021	662,500	1,300,000	(4)	1,521,000	—	9,600	3,493,100
Rhonda Longmore-	2022	395,894	78,499		—	—	2,075,034	2,549,427
Grund	2021	252,698	—		169,000	—	—	500,147
Former President and Co-Chief
Executive Officer(5)
Rohit Navani	2022	484,620	447,500		—	—	217,476	1,039,596
Chief Corporate Affairs Officer	2021	411,540	200,000	(4)	84,500	—	29,800	725,840
David Kretschmer	2022	157,503	202,500		—	—	—	360,003
Chief Financial Officer
William Larkin	2022	318,465	40,618		—	—	1,120,754	1,479,837
Former Chief	2021	128,425	200,000	(4)	84,500	248,708	—	661,633
Financial Officer(6)
Richard Jones	2022	235,780	—		—	56,726	1,427,374	1,719,880
Former President, Radiology	2021	172,269	150,000	(4)	—	362,005	—	648,274

(1)

Amount of paid time off comprising salary for each NEO is as follows: Mr. Zine – $9,808; Ms. Longmore-Grund – $112,310; Mr. Navani – $48,462; Mr. Kretschmer – $3,462; Mr. Larkin – $74,758; and Mr. Jones – $89,008.

(2)

RSUs awarded to Mr. Zine and Mr. Navani for Fiscal 2021 were awarded as part of extraordinary transaction-related compensation given in connection with the Alliance Acquisition. No RSUs were granted in Fiscal 2022.

(3)

Amounts in this column reflect other compensation granted during or in respect of the given fiscal year, which (a) for Mr. Zine consists of $5,908 in car allowance, $99,060 in housing and related allowance and insurance subsidies of $5,148 for Fiscal 2022, and $9,600 in car allowance in Fiscal 2021; (b) for Ms. Longmore-Grund consists of severance of $2,075,034 for Fiscal 2022; (c) for Mr. Navani consists of $24,000 in car allowance, $185,110 in housing and related allowance and $8,366 in insurance subsidies for Fiscal 2022, and $24,000 in car allowance and $5,800 in 401(k) employer-matching contributions for Fiscal 2021; (d) for Mr. Larkin consists of severance of $1,120,754 in for Fiscal 2022; and (e) for Mr. Jones consists of severance of $1,427,374 for Fiscal 2022.

(4)	Amounts include extraordinary transaction-related cash-based compensation awarded in connection with the Alliance Acquisition. No discretionary annual cash bonus was awarded for Fiscal 2022.
(5)	Ms. Longmore-Grund ceased to be the President and Co-Chief Executive Officer of the Company on March 18, 2022.
(6)	Mr. Larkin ceased to be the Chief Financial Officer of the Company on August 12, 2022.

Narrative Disclosure to Summary Compensation Table

Principal Elements of Compensation

The compensation of our NEOs includes three major elements: (a) base salary; (b) short-term incentives, consisting of an annual bonus; and (c) long-term equity incentives, currently consisting of Options and RSUs granted from time to time under the Company’s Amended and Restated Option Plan, adopted as of November 14,

2017 (the “Option Plan”), or the Amended and Restated RSU Plan, as adopted as of November 14, 2017 (the “RSU Plan”), respectively. From time to time, our NEOs may, in the discretion of the board of directors, receive additional compensation in connection with extraordinary events or transactions.

Base Salaries

Base salary is provided as a fixed source of compensation for our NEOs. Adjustments to base salaries are expected to be determined annually and may be increased based on the executive officer’s success in meeting or exceeding individual objectives, as well as to maintain market competitiveness. Additionally, base salaries can be adjusted as warranted throughout the year to reflect promotions or other changes in the scope or breadth of an executive officer’s role or responsibilities.

Annual Bonuses

Discretionary annual bonuses are designed to motivate our executive officers to meet our business and financial objectives generally and our annual financial performance targets in particular. The Compensation Committee makes recommendations annually to the Board for these discretionary cash awards with the objective of rewarding senior management with a short-term incentive award proportionate to the success of the Company. For Fiscal 2022, the Board awarded no cash bonus awards to the NEOs.

Long-Term Incentives – Options and Restricted Stock Units

NEOs are eligible to participate in the long-term incentive program that is comprised of options and RSUs issued pursuant to the Option Plan and RSU Plan, respectively. The purpose of the long-term incentive program is to promote greater alignment of interests between employees and shareholders and to support the achievement of the Company’s longer-term performance objectives while providing a long-term retention element. No options or RSUs were granted to our named executive officers in 2022.

NEOs are not formally prohibited from purchasing financial instruments designed to hedge or offset a decrease in the market value of shares of our Common Stock, including shares granted as compensation or otherwise held directly or indirectly by an NEO or a member of the Board. In the view of the Compensation Committee, the structure and nature of executive compensation, including the manner in which Share-based awards are granted, vested and paid-out under the Company’s incentive plan awards, is designed to reduce the need to hedge or offset any potential decrease in the price of shares of our Common Stock and is sufficient to ensure that the interests of the members of the Board and NEOs are adequately aligned with those of the Company generally.

Employment Agreements, Termination and Change of Control Benefits

Employment agreements are in place for each of the NEOs employed at year end. The contracts set out the principal terms of the employment relationship between the Company or an affiliate of the Company, as applicable, including the NEO’s overall role, the expectations of the Company with respect to business practices and financial terms.

For Mr. Zine and Mr. Navani, in the case of termination of employment by the Company without cause, each will be entitled to: (a) a lump sum payment equal to two years of each individual’s then current base salary; and (b) a lump sum representing the value of each individual’s annual bonus prorated to reflect the duration of the “notice period” (being 2 years), which will be equal to the average annual bonus paid to each individual in the previous two fiscal years. The same entitlements apply in the event that each individual resigns from employment with the Company within the twelve-month period following a change of control event. For Mr. Kretschmer, in the event of a change of control event, Mr. Kretschmer will be entitled to: (a) receive a lump sum payment equal to one year of his current base salary; and (b) an incentive target bonus equal to 75% of his base salary.

As disclosed in the Company’s current report on Form 8-K filed on August 18, 2022, the Company announced the termination of Mr. Larkin as Chief Financial Officer, effective August 12, 2022. In accordance with his severance agreement, as a result of his termination without cause, Mr. Larkin is entitled to receive continued salary, bonus and insurance subsidy for the 18-month period following the termination date as well as reimbursement for costs of outplacement services. The amount of severance payments earned as of December 31, 2022 is set forth above in the Summary Compensation Table.

As disclosed in the Company’s current report on Form 8-K filed on March 21, 2022, the Company announced the termination of employment of Ms. Longmore-Grund, effective March 18, 2022. In accordance with her severance agreement, as a result of her termination without cause, Ms. Longmore-Grund is entitled to receive continued salary, bonus and insurance subsidy for the 18-month period following the termination date as well reimbursement for costs of outplacement services.

Outstanding Equity Awards at Fiscal Year-End

As of December 31, 2022, our named executive officers held outstanding equity-based awards of the Company as listed in the table below.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)		Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
Riadh Zine	3/15/16	825,268	—	0.50	3/15/26
Chief Executive	11/16/18	875,000	—	3.74	11/16/25
Officer	11/18/19	846,000	—	3.29	11/18/26
	3/9/21					165,000	(4)	118,635
	12/17/21					900,000	(5)	647,100
Rhonda Longmore- Grund	—	—	—	—	—	—		—
Former President
And Co-Chief
Executive Officer

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)		Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
Rohit Navani	3/15/16	400,000	—	0.50	3/15/26
Executive Vice	11/16/18	325,000	—	3.74	11/16/25
President and Chief	11/18/19	220,000	—	3.29	11/18/26
Transformation	3/9/21					40,000	(6)	28,760
Officer	12/17/21					50,000	(7)	35,950
David Kretschmer	—	—	—	—	—	—		—
Chief Financial Officer
William Larkin	—	—	—	—	—	—		—
Former Chief Financial Officer
Richard Jones	—	—	—	—	—	—		—
Former President, Radiology

(1)	Amounts in this column reflect stock options granted which have not yet vested in accordance with the terms of our Option Plan and therefore may not yet be exercised for shares.
(2)	Amounts in this column reflect RSUs granted that have not yet vested in accordance with the terms of our Option Plan and therefore may not yet be settled for shares.
(3)	Based on the closing sale price of our common stock on Nasdaq of $0.719 per share on December 31, 2022.
(4)	These RSUs have fully vested as of March 31, 2023.
(5)	Approximately 50% of the RSUs will vest on June 30, 2023, and the remaining 50% will vest on December 17, 2023.
(6)	These RSUs have fully vested as of March 31, 2023.
(7)	Approximately 50% of the RSUs will vest on June 30, 2023, and the remaining 50% will vest on December 17, 2023.

Option Plan

The vesting schedule for the options in the Outstanding Equity Awards at Fiscal Year-End table is as follows:

•	on or after the first anniversary of the date of grant: 34%;

•	on or after the second anniversary of the date of grant: 33%; and

•	on or after the third anniversary of the date of grant: 33%.

The following table describes the impact of certain events upon the rights of holders of Options under the Option Plan, including termination for cause, termination other than for cause and death, subject to the terms of a participant’s employment agreement:

Event Provisions	Provisions

Termination for Cause	All vested and unvested options held by the holder will immediately terminate and become null, void and of no effect on the date on which Akumin gives notice of termination for cause.

Ceasing to be a (non- executive) Director	The expiry date for options that had vested on the date such holder ceases to be a director will be the earlier of the expiry date shown on the relevant grant agreement and the date that is 180 days following the date such holder ceases to be an eligible participant (as a result of his or her ceasing to be a director of the Company). Options which are outstanding but unvested on the date such holder ceases to be a director will immediately terminate and become null, void and of no effect.

Event Provisions	Provisions

Voluntary Resignation or Termination without Cause	The expiry date for options that had vested on the date such holder voluntarily resigns or is terminated by the Company without cause will be the earlier of the expiry date shown on the relevant grant agreement and the date which is 30 days following the date such holder ceases to be an eligible participant (as a result of his or her voluntary resignation or termination without cause). Options which are outstanding but unvested on the date such holder voluntary resigns or is terminated by the Company without cause will immediately terminate and become null, void and of no effect

Disability	The Board may in its discretion determine that a holder with a disability shall no longer be an eligible participant. If so, the expiry date for options that had vested on the date such holder ceases to be an eligible participant will be the earlier of the expiry date shown on the relevant grant agreement and the date which is 180 days following the date such holder ceases to be an eligible participant. Options which are outstanding but unvested on the date such holder ceases to be an eligible participant will immediately terminate and become null, void and of no effect.

Retirement	The expiry date for options that had vested on the date such holder ceases to be an eligible participant as a result of his or her retirement in accordance with the Company’s then applicable retirement policy or a determination of the Board will be the earlier of the expiry date shown on the relevant grant agreement and the date which is 180 days following the date such holder ceases to be an eligible participant. Options which are outstanding but unvested on the date such holder ceases to be an eligible participant will immediately terminate and become null, void and of no effect.

Death	The expiry date for options that had vested immediately prior to the death of the holder will be the earlier of the expiry date shown on the relevant grant agreement and the date which is 180 days after the date of such holder’s death. Options that are outstanding but unvested immediately prior to the holder’s death will immediately terminate and become null, void and of no effect upon the death of the holder.

RSU Plan

The vesting schedule for the RSUs in the Outstanding Equity Awards at Fiscal Year-End table is as follows:

•	1/2 of the RSUs granted shall vest on the first anniversary of the date of grant; and

•	1/2 of the RSUs granted shall vest on the second anniversary of the date of grant.

The following table describes the impact of certain events upon the rights of holders of RSUs under the RSU Plan, including termination for cause, termination other than for cause and death, subject to the terms of a participant’s employment agreement:

Event Provisions	Provisions

Termination for Cause	All unvested RSUs expire on the termination date and are of no further force or effect and such holder shall no longer be eligible for a grant of RSUs.

Ceasing to be a (non-executive) Director	All unvested RSUs will vest and shall be settled as soon as practicable following the vesting date

Event Provisions	Provisions

Termination other than for Cause	All unvested RSUs will vest and shall be settled as soon as practicable following the vesting date

Disability	All unvested RSUs will vest and shall be settled as soon as practicable following the vesting date

Retirement	All unvested RSUs will vest and shall be settled as soon as practicable following the vesting date

Death	All unvested RSUs will vest and shall be settled as soon as practicable following the vesting date

Director Compensation

The following table sets forth the compensation awarded to, earned by or paid to the non-employee members of our Board in respect of their service to our Board during Fiscal 2022. Other than as set forth in the table below, we did not pay any compensation to any of the members of our Board for Fiscal 2022.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)	Total ($)
Stanley Dunford	97,500	125,000	—	—	222,500
Murray Lee	113,000	125,000	—	—	238,000
James Webb	102,000	125,000	—	—	227,000
Thomas Davies	108,000	125,000	—	1,372	234,372
Haichen Huang	75,000	125,000	—	—	200,000
Paul Viviano	85,000	125,000	—	—	210,000
James Wyper	75,000	125,000	—	—	200,000

(1)

Amounts in this column reflect cash paid to each non-executive director as described below for positions held. Mr. Dunford served as chairman emeritus. Mr. Lee served as lead independent director, chairman of the compensation and governance committees and a member of the audit committee. Mr. Webb served as a member of the audit, compensation, and governance committees. Mr. Davies served as chair of the audit committee and a member of the compensation and governance committees.

(2)

As of December 31, 2022, the aggregate number of stock awards held by each non-employee director was as follows: Stanley Dunford – 124,659; Murray Lee – 124,659; James Webb – 124,659; Thomas Davies – 124,659; Haichen Huang – 114,155; Paul Viviano – 114,155; and James Wyper – 114,155.

(3)

As of December 31, 2022, the aggregate number of stock options held by each non-employee director was as follows: Stanley Dunford – 252,213; Murray Lee – 102,213; James Webb – 102,213; Thomas Davies – 102,213; Haichen Huang – 0; Paul Viviano – 0; and James Wyper – 0.

Narrative to Director Compensation Table

Our director compensation program is designed to attract and retain global talent to serve on our Board, taking into account the risks and responsibilities of being an effective director. The chart below outlines our director compensation program for our non-employee directors in Fiscal 2022.

Type of Fee	Position	Amount(1)
Board of Directors	Chair (cash compensation; non-executive only)	$97,500/year
	Board Member (cash compensation)	$75,000/year(2)
	Chair and Board Member (incentive compensation)	$125,000/year(3)
Audit Committee	Chair	$22,000/year
	Member	$11,000/year(4)
Governance Committee	Chair	$10,000/year
	Member	$5,000/year(5)
Compensation Committee	Chair	$12,000/year
	Member	$6,000/year(6)
Meeting Fees	Out of state travel for Board meetings (as applicable)	$2,500/meeting plus reimbursement of expenses

(1)	Represents compensation paid per year to each non-executive director. Any cash compensation was paid on a fiscal quarterly basis, in arrears.
(2)	Such compensation was paid to non-executive members of the Board other than the Chair. Amounts due to the Chairman Emeritus were equal to payments due to the Chair.
(3)

Annual incentive compensation per director ($125,000/year) was paid by the issuance of 114,155 RSUs with respect to the 2022 fiscal year on March 31, 2022 under our RSU Plan with a value of $1.095 per RSU determined using the closing share price the day before issuance.

(4)	Such compensation was paid to members of the Audit Committee other than the Chair of the Audit Committee.
(5)	Such compensation was paid to members of the Governance Committee other than the Chair of the Governance Committee.
(6)	Such compensation was paid to members of the Compensation Committee other than the Chair of the Compensation Committee.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The following includes a summary of transactions since January 1, 2021 to which we have been a party in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than transactions that are described under the section “Executive Compensation.” We also describe below certain other transactions with our directors, executive officers and stockholders.

Alliance Acquisition

On September 1, 2021, the Company acquired all of the issued and outstanding common stock of Thaihot Investment Company US Limited, which owned 100% of the common stock of Alliance, from Thaihot Investment Co., Ltd. (the “Seller”) for a total purchase price of $820.0 million subject to customary working capital and other adjustments. After applying working capital and other adjustments, the total purchase price recognized for accounting purposes was $785.6 million. As a result of the Alliance Acquisition, the Seller owns and controls 14,223,570 shares of Common Stock. Pursuant to a Letter Agreement dated September 1, 2021 between the Company and the Seller, as long as the Seller owns at least 50% of the shares of our Common Stock issued to the Seller at closing of the Alliance Acquisition, Seller has the right to nominate the Seller Nominee for election to the Boar. If the Seller owns less than 50% of the shares of our Common Stock issued to Seller at closing of the Alliance Acquisition and a Seller Nominee is not serving on the Board, the Seller shall have the right to appoint an observer reasonably acceptable to the Governance Committee (the “Board Observer”) who shall have the right to attend and participate in all meetings of the Board and any committees or sub-committees of the Board in a non-voting capacity, subject to certain other conditions. Effective upon closing of the Alliance Acquisition, the Board exercised its right in accordance with applicable corporate laws to increase the size of the Board and appointed Mr. Huang to the Board.

The purchase price for Alliance was partially funded with debt and equity commitments from Stonepeak Magnet Holdings LP (“Stonepeak”), which purchased $340.0 million principal amount of unsecured notes of Akumin Corp., a wholly-owned indirect subsidiary of the Company (the “Stonepeak Notes”), together with warrants to purchase 17,114,093 shares of our Common Stock of Akumin (the “Stonepeak Warrants”) with a strike price of $2.98 per share and 3,500,000 shares of our Common Stock of the Company (the “Stonepeak Shares”) at a price of $2.98 per share for total consideration of approximately $10.4 million. No additional consideration was paid for the Stonepeak Warrants. Pursuant to a Board Representation and Observation Rights Agreement dated September 1, 2021 between the Company and Stonepeak, for so long as the Stonepeak Notes have an aggregate outstanding principal amount of at least $100.0 million and subject to certain other conditions, including applicable securities law and stock exchange rules, Stonepeak has the right to nominate the Stonepeak Nominee for election to the Board. Stonepeak selected Mr. Wyper to serve as the Stonepeak Nominee. The Board subsequently convened a special meeting of its shareholders in November 2021 in order to obtain the approval of its shareholders for the appointment of Mr. Wyper to the Board.

In connection with the Alliance Acquisition, the Company entered into a Registration Rights Agreement with Stonepeak that provides for certain registration rights with respect to the Stonepeak Shares and the shares of our Common Stock issuable upon exercise of the Stonepeak Warrants.

Indemnification of Officers and Directors

We are party to indemnification agreements with each of our officers and directors. The indemnification agreements provide the officers and directors with contractual rights to indemnification, expense advancement and reimbursement, to the fullest extent permitted under Delaware law. Additionally, we may enter into indemnification agreements with any new directors or officers that may be broader in scope than the specific indemnification provisions contained in Delaware law. Insofar as indemnification for liabilities arising under the

Securities Act may be permitted to our officers and directors pursuant to the foregoing agreements, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS

The beneficial ownership percentages set forth in the table below are based on approximately 90,498,491 shares of Common Stock issued and outstanding as of April 17, 2023.

•	Each person who is known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of the Common Stock;

•	each named executive officer and director of the Company; and

•	all current executive officers and directors of the Company, as a group.

Beneficial ownership is determined according to the rules of the SEC. Unless otherwise indicated in the footnotes to the table below, and subject to applicable community property laws, the Company believes that all persons named in the table below have sole voting and investment power with respect to their beneficially owned shares of Common Stock.

	Common Stock Beneficially Owned
Name and Address of Beneficial Owner(1)	Number	Percentage
Directors and named executive officers:
Riadh Zine(2)	7,778,156	8.59%
David Kretschmer	31,838	*
Rohit Navani	1,858,993	2.05%
Paul Nelis	1,000	*
Rhonda Longmore-Grund	100,000	*
William Larkin	—	*
Richard Jones	—	*
Stanley Dunford(3)	5,606,422	6.20%
Murray Lee(4)	377,627	*
James Webb(5)	2,083,672	2.30%
Thomas Davies(6)	347,127	*
Haichen Huang	57,077	*
Paul Viviano	57,077	*
James Wyper	—	*
Ross Sinclair	—	*
John Wagner	213,700	*
All directors and executive officers as a group (14 individuals):	18,562,689	20.51%
Five percent stockholders:
SCW Capital Management LP(7)	11,399,604	12.60%
Stonepeak Magnet Holdings LP(8)	20,614,093	22.78%
Thaihot Investment Co., LTD(9)	14,223,570	15.72%

*	Less than 1%.
(1)	Unless otherwise noted, the business address of each of the following individuals is 8300 W. Sunrise Boulevard, Plantation, Florida 33322.
(2)

Consists of (1) 5,181,888 shares of Common Stock held directly by Mr. Zine, (2) 50,000 shares of Common Stock held through a registered retirement savings plan, and (3) 2,546,268 shares of Common Stock issuable within 60 days of April 17, 2023 upon exercise of stock options to purchase Common Stock.

(3)

Consists of (1) 94,284 shares of Common Stock held directly by Mr. Dunford, (2) 5,162,135 shares of Common Stock held directly by Floyd Dunford Limited, an Ontario Corporation of which Mr. Dunford is the sole controlling holder, (3) 97,790 shares of Common Stock held directly by Dunford Marine Holdings LP, an Ontario limited partnership of which Mr. Dunford is the sole controlling holder, and (4) 252,213 shares of Common Stock issuable within 60 days of April 17, 2023 upon exercise of stock options to purchase Common Stock. Mr. Dunford has pledged 5,162,135 shares of Common Stock to a financial institution.

(4)

Consists of (1) 269,914 shares held directly by Mr. Lee, (2) 5,500 shares held through a trust that Mr. Lee serves as trustee of, and (3) 102,213 shares of Common Stock issuable within 60 days of April 17, 2023 upon exercise of stock options to purchase Common Stock.

(5)

Consists of (1) 94,914 shares of Common Stock held directly by Mr. Webb, (2) 300,000 shares of Common Stock held by LK Family Limited Partnership, of which Mr. Webb exercises voting rights and has the right to dispose of such shares, (3) 1,586,545 shares of Common Stock held directly by Laurel Enterprises, LLC, of which Mr. Webb exercises voting rights and has the right to dispose of such shares, and (4) 102,213 shares of Common Stock issuable within 60 days of April 17, 2023 upon exercise of stock options to purchase Common Stock.

(6)

Consists of (1) 244,914 shares of Common Stock held directly by Mr. Davies and (2) 102,213 shares of Common Stock issuable within 60 days of April 17, 2023 upon exercise of stock options to purchase Common Stock.

(7)

Based solely upon a Schedule 13D filed on December 22, 2022. Consists of (1) 6,231,315 shares of Common Stock held directly by SCW Capital, LP (“SCW”), (2) 3,167,742 shares of Common Stock of the Issuer held directly by SCW Capital QP, LP, and (3) 2,000,547 shares of Common Stock of the Issuer held directly by SCW Single-Asset Partnership, LP. SCW Capital Management, LP is the investment manager to each of SCW Capital, LP, SCW Capital QP, LP, and SCW Single-Asset Partnership, LP and as such may be deemed to be an indirect beneficial owner of the reported securities. The address of SCW is 3131 Turtle Creek Blvd, Suite 302, Dallas, Texas 75219.

(8)

Based solely upon a Schedule 13D filed on September 2, 2021. Consists of (1) 3,500,000 shares of Common Stock and (2) 17,114,093 shares of Common Stock that Stonepeak Magnet Holdings LP has the right to acquire upon exercise of warrants. Stonepeak Magnet Holdings LP, Stonepeak Associates IV LLC, Stonepeak Associates IV LLC, Stonepeak GP Investors Manager LLC and Michael Dorrell are the record and direct beneficial owners of the shares of Common Stock. Stonepeak Associates IV LLC is the sole general partner of Stonepeak Magnet Holdings LP. Stonepeak GP Investors IV LLC is the sole member of Stonepeak Associates IV LLC. Stonepeak GP Investors Manager LLC is the managing member of Stonepeak GP Investors IV LLC. Mr. Dorrell is the managing member of Stonepeak GP Investors Manager LLC. The address of Stonepeak Magnet Holdings LP is 55 Hudson Yards, 550 W. 34th Street, 48th Floor, New York, New York 10001.

(9)	The address of Thaihot Investment Co., LTD is 18201 Von Karman Avenue, #600, Irvine, CA 92612.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2022:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	7,491,721	2.56	1,489,430
Equity compensation plans not approved by security holders	—	—	—

Total	7,491,721	2.56	1,489,430

(1)	Total reflects outstanding stock options and RSUs granted pursuant to our Option Plan and RSU Plan.
(2)	The weighted-average exercise price does not reflect the shares of Common Stock that will be issued in connection with the settlement of RSUs, since RSUs have no exercise price.

Since December 31, 2022, the following awards were granted to the NEOs:

•

102,459 RSUs granted to each of Haichen Huang, Paul Viviano, John Wagner, Stanley Dunford, Lee Murray, James Webb, and Thomas Davies on April 7, 2023. 51,229 RSUs will vest on March 15, 2024. The remaining 51,230 RSUs will vest on March 15, 2025;

•	150,000 RSUs granted to each of David Kretschmer and Rohit Navani on April 7, 2023. 75,000 RSUs will vest on March 15, 2024. The remaining 75,000 RSUs will vest on March 15, 2025;

•	700,000 RSUs granted to Riadh Zine on April 7, 2023. 350,000 RSUs will vest on March 15, 2024. The remaining 350,000 RSUs will vest on March 15, 2025; and

•	100,000 RSUs granted to Lawrence Ross Sinclair on January 1, 2023. 50,000 will vest on January 1, 2024. The remaining 50,000 RSUs will vest on January 1, 2025.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has retained Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2023. A proposal will be presented at the Annual Meeting to ratify this retention. Ratification of the retention of our independent registered public accounting firm requires the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote. If the stockholders fail to ratify such selection, another independent registered public accounting firm will be considered by our Audit Committee, but the Audit Committee may nonetheless choose to engage EY. Even if the retention of Ernst & Young LLP is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. We do not expect representatives of Ernst & Young LLP to be present at the Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE RETENTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2023, SUBJECT TO THE AUDIT COMMITTEE’S DISCRETION TO SELECT A DIFFERENT INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AT ANY TIME DURING THE YEAR IF IT DETERMINES THAT SUCH A CHANGE WOULD BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Ernst & Young LLP billed the Company for services for our fiscal year ended December 31, 2022 and 2021, as set forth in the table below. The fees listed are aggregate fees for services performed for the year—regardless of when the fee was actually billed.

	FY 2022	FY 2021
Audit Fees	$2,154,350	$2,846,000
Audit-Related Fees	97,408	$245,000
Tax Fees	689,619	$114,900
All Other Fees	—	—

Total	$2,941,377	$3,205,900

Audit Fees—Consists of fees related to audits of the financial statements for the fiscal year ended December 31, 2021 and the fiscal year ended December 31, 2022.

Audit-Related Fees—Consists of fees for assurance and related services not included in audit service above, such as services related to registration statements, consents and comfort letters.

Tax Fees—Consists of fees related to advising regarding U.S. and Canadian federal, state and provincial tax matters.

Pre-Approval Policies and Procedures—Pursuant to the Audit Committee charter, the Audit Committee is responsible for the oversight of (i) our financial reporting and related financial disclosure, (ii) the implementation of risk management and internal control over financial reporting and disclosure controls and procedures; and (iii) external and internal audit processes. The Audit Committee has the responsibility to select, appoint, engage, oversee, retain, and evaluate our external auditors; pre-approve all audit and non-audit services to be provided, consistent with all applicable laws, to us by our external auditors; and establish the fees and other compensation to be paid to our external auditors. During Fiscal 2022, the Audit Committee pre-approved all audit and permitted non-audit services provided by Ernst & Young LLP.

Attendance at Annual Meeting—Representatives of Ernst & Young LLP are not expected to be present at the Annual Meeting. In the event representatives of Ernst & Young LLP are present at the meeting, they will have the opportunity to make a statement if they desire to do so.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2022 with management.

The Audit Committee has discussed with our independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and SEC.

The Audit Committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the SEC.

The Audit Committee has also appointed Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023, subject to the Audit Committee’s discretion to select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Respectfully submitted,

THE AUDIT COMMITTEE

Thomas Davies (Chair)
Murray Lee
James Webb
Ross Sinclair

PROPOSAL NO. 3

APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION, AT THE

DISCRETION OF THE BOARD, TO EFFECT THE REVERSE STOCK SPLIT

General

At the 2022 annual meeting of stockholders, the stockholders passed a special resolution authorizing the Board, in its sole discretion, to consolidate all shares of the Company based on a consolidation ratio of one new common share for up to every four old common shares (the “Consolidation”). After consideration, the Board ultimately determined that the Consolidation was not in the best interest of the Company and its stockholders at such time.

We are now asking stockholders to approve a similar proposal to amend our Certificate of Incorporation to implement, at the discretion of the Board at any time prior to the 2024 annual meeting of stockholders, a reverse stock split of the issued and outstanding shares of Common Stock in a range of not less than one-for-two shares and not more than one-for-four shares.

The Board has unanimously approved and declared advisable the Reverse Stock Split to be effected only if the Board determines at such time that the Reverse Stock Split would be in the best interests of the Company and its stockholders and recommends that our stockholders approve an amendment to our Certificate of Incorporation to effect this proposal if and when such Board determination is made. The text of the proposed form of Certificate of Amendment to our Certificate of Incorporation (the “Reverse Split Certificate”) is attached hereto as Appendix A.

If stockholders approve this proposal, then the Board will cause the Reverse Split Certificate to be filed with the Delaware Secretary of State and the Reverse Stock Split to be effected only if the Board determines that the Reverse Stock Split would be in the best interests of the Company and its stockholders. The Board also may determine in its discretion not to effect the Reverse Stock Split and not to file the Reverse Split Certificate. No further action on the part of stockholders will be required to either implement or abandon the Reverse Stock Split.

The Reverse Split Certificate will effect a reverse stock split of the authorized and outstanding shares of Common Stock at a reverse stock split ratio ranging from one-for-two to one-for-four, as determined by the Board. We are proposing that the Board have the discretion to select the Reverse Stock Split ratio from within this range, rather than proposing that stockholders approve a specific ratio at this time, in order to give the Board the flexibility to implement a Reverse Stock Split at a ratio that reflects the Board’s then-current assessment of the factors described below under “Criteria to be Used for Determining Whether to Implement Reverse Stock Split.” We believe that enabling the Board to set the ratio of the Reverse Stock Split within the stated range is in the best interests of the Company’s stockholders because it will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for the Company and its stockholders and because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented.

As of April 17, 2023, there were 90,498,491 shares of Common Stock issued and outstanding. Based on such number of shares of Common Stock issued and outstanding, immediately following the effectiveness of the Reverse Stock Split (without giving effect to the issuance of whole shares in lieu of fractional shares), we will have, depending on the Reverse Stock Split ratio selected by the Board, issued and outstanding shares of stock as illustrated in the tables under the caption “—Principal Effects of the Reverse Stock Split—General.”

All holders of Common Stock will be affected equally by the Reverse Stock Split.

No fractional shares of Common Stock will be issued as a result of the Reverse Stock Split. Instead, any stockholders who would have been entitled to receive a fractional share as a result of the Reverse Stock Split will receive in lieu thereof one additional whole share of Common Stock; provided that, whether or not fractional shares would be issuable as a result of the Reverse Stock Split shall be determined on the basis of (a) the total number of shares of Common Stock that were issued and outstanding immediately prior to the Effective Time (as defined below under “Effective Time”) and (b) the aggregate number of shares of Common Stock after the Effective Time into which the shares of Common Stock have been combined; and with respect to holders of shares of Common Stock in book-entry form in the records of the Corporation’s transfer agent that were issued and outstanding immediately prior to the Effective Time, any holder who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive one additional share of Common Stock automatically and without any action by the holder. Each holder of Common Stock will hold the same percentage of the outstanding shares of Common Stock immediately following the Reverse Stock Split as that stockholder did immediately prior to the Reverse Stock Split, except to the extent that the Reverse Stock Split results in stockholders receiving whole shares in lieu of fractional shares. The par value of the Common Stock will continue to be $0.01 per share (see “Principal Effects of the Reverse Stock Split—Effect of Reverse Stock Split on Stated Capital”).

Background and Reasons for the Reverse Stock Split

The Board believes that effecting the Reverse Stock Split in the appropriate circumstances would help us to:

•	increase the per share price of our Common Stock;

•	maintain the listing of our Common Stock on Nasdaq;

•	maintain the marketability and liquidity of the Common Stock; and

•	provide other potential benefits.

Increase the Per Share Price of Common Stock

The primary purpose for effecting the Reverse Stock Split, should the Board choose to effect it, would be to increase the per share price of the Common Stock. In determining to seek authorization for this proposal, the Board considered that, by effectively condensing a number of pre-split shares into one share of Common Stock, the market price of a post-split share should generally be greater than the current market price of a pre-split share.

Maintain Listing on Nasdaq

Our Common Stock is listed on Nasdaq under the symbol “AKU”. As of the record date, our Common Stock closed at $0.60 per share. On April 19, 2023, the Company received a written notification (the “Notice”) from Nasdaq’s Listing Qualifications Department notifying the Company that the closing bid price for its Common Stock had been below $1.00 for 30 consecutive business days and that the Company therefore is not in compliance with the minimum bid price requirement for continued inclusion on The Nasdaq Capital Market under Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Requirement”). The Notice has no immediate effect on the listing of the Company’s Common Stock on the Nasdaq Capital Market. Under the Nasdaq Listing Rules, the Company must maintain a closing bid price for its Common Stock of at least $1.00 for a minimum of ten consecutive business days prior to the end of the 180 calendar day period starting from the date of the Notice to regain compliance with the Bid Price Requirement. Accordingly, the Company has until October 16, 2023 (the “Compliance Date”), to regain compliance with the Bid Price Requirement. A delisting of our Common Stock is likely to reduce the liquidity of our Common Stock and may inhibit or preclude our ability to raise additional financing and may also materially and adversely impact our credit terms with our vendors.

The Reverse Stock Split, if effected, should have the immediate effect of increasing the price of our Common Stock as reported on Nasdaq, therefore reducing the risk that our Common Stock could be delisted from Nasdaq.

Our Board strongly believes that being able to effect the Reverse Stock Split may be necessary to regain compliance with the Bid Price Requirement by the Compliance Date and thereby to maintain our listing on

Nasdaq. Accordingly, the Board recommends that our stockholders approve the Reverse Split Certificate to effect this proposal if and when the Board determines that the Reverse Stock Split is in the best interest of the Company and its stockholders.

Maintain the Marketability and Liquidity of the Common Stock

The Board believes that continued listing on Nasdaq provides overall credibility to an investment in the Common Stock, given the stringent listing and disclosure requirements of Nasdaq. In addition, the Board believes that the increased market price of the Common Stock expected as a result of implementing the Reverse Stock Split could improve the marketability and liquidity of the Common Stock and encourage interest and trading in the Common Stock by mitigating the negative effects of certain practices and policies:

•

Stock Price Requirements: Many brokerage firms have internal policies and practices that have the effect of discouraging individual brokers from recommending lower-priced securities to their clients. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential purchasers of the Common Stock. Investment funds may also be reluctant to invest in lower-priced stocks.

•

Stock Price Volatility: A higher stock price may increase the acceptability of the Common Stock to a number of long-term investors who may not find the Common Stock attractive at its current prices due to the trading volatility often associated with stocks below certain prices. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks.

•

Transaction Costs: Investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for lower-priced stocks.

•

Access to Capital Markets: If the Common Stock is delisted from Nasdaq, investor demand for additional shares of our Common Stock will be limited, thereby preventing us from accessing the public equity markets as a strategy to raise additional capital to continue as a going concern.

We believe that the Reverse Stock Split, if effected, could increase analyst and broker interest in the Common Stock by avoiding these internal policies and practices. Increasing visibility of the Common Stock among a larger pool of potential investors could result in higher trading volumes. We also believe that the Reverse Stock Split may make the Common Stock a more attractive and cost-effective investment for many investors, which could enhance the liquidity of the Common Stock for our stockholders. These increases in visibility and liquidity could also help facilitate future financings and give management more flexibility to focus on executing our business strategy, which includes the strategic management of authorized capital for business purposes.

Accordingly, for these and other reasons discussed herein, we recommend that our stockholders approve the Reverse Split Certificate to effect this proposal if and when the Board determines that the Reverse Stock Split is in the best interest of the Company and its stockholders.

Criteria to be Used for Determining Whether to Implement Reverse Stock Split

In determining whether and when to effect the Reverse Stock Split and which Reverse Stock Split ratio to implement, if any, following receipt of stockholder approval of this proposal, the Board may consider, among other things, various factors, such as:

•	the historical trading price and trading volume of the Common Stock;

•	the then-prevailing trading price and trading volume of the Common Stock and the expected impact of the Reverse Stock Split on the trading market for the Common Stock in the short- and long-term;

•

the continued listing requirements for the Common Stock on Nasdaq or other applicable exchange and our ability to regain compliance with the Bid Price Requirement by the Compliance Date and to maintain the listing of our Common Stock on Nasdaq;

•	actual and forecasted results of operations, and the likely effect of such results on the market price of Common Stock;

•	the projected impact of the Reverse Stock Split ratio on trading liquidity in the Common Stock;

•	the number of shares of Common Stock outstanding and the potential devaluation of our market capitalization as a result of the Reverse Stock Split;

•	the anticipated impact of a particular Reverse Stock Split ratio on our ability to reduce administrative and transactional costs; and

•	prevailing general market, industry and economic conditions.

Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase the price of the Common Stock. We expect that the Reverse Stock Split will increase the market price of the Common Stock. However, the effect of the Reverse Stock Split on the market price of the Common Stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies in our industry is varied, particularly since some investors may view a reverse stock split negatively. It is possible that the per share price of the Common Stock after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of outstanding shares of Common Stock following the Reverse Stock Split, and the Reverse Stock Split may not result in a per share price that would attract investors who do not trade in lower priced stocks. In addition, we cannot assure you that the Common Stock will be more attractive to investors. Even if we implement the Reverse Stock Split, the market price of the Common Stock may decrease due to factors unrelated to the Reverse Stock Split, including our future performance. If the Reverse Stock Split is consummated and the trading price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

We may not satisfy the Nasdaq continued listing requirements following the Reverse Stock Split. While we intend to monitor the average closing price of the Common Stock and consider available options if it does not trade at the level required for us to regain compliance with the Bid Price Requirement by the Compliance Date, no assurances can be made that we will in fact be able to comply with the Nasdaq listing standards and that the Common Stock will remain listed on Nasdaq. If the Common Stock ultimately were to be delisted from Nasdaq for any reason, in addition to the effects noted above under “Background and Reasons for the Reverse Stock Split—Maintain Listing on Nasdaq,” it could negatively impact us as it would reduce the liquidity and market price of the Common Stock; reduce the number of investors willing to hold or acquire the Common Stock; negatively impact our ability to access equity markets, issue additional securities and obtain additional financing in the future; affect our ability to provide equity incentives to our employees; and negatively impact our reputation and, as a consequence, our business.

The proposed Reverse Stock Split may decrease the liquidity of the Common Stock and result in higher transaction costs. The liquidity of the Common Stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split. In addition, if the Reverse Stock Split is implemented, it may increase the number of our stockholders who own “odd lots” of fewer than 100 shares of Common Stock, which may be more difficult to sell. Brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares or of even multiples of 100 shares of Common Stock. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of the Common Stock as described above.

Effective Time

The effective time of the Reverse Split Certificate (the “Effective Time”), if approved by stockholders and the Board decides to effect the Reverse Stock Split, will be the date and time set forth in the Reverse Split Certificate that is filed with the Delaware Secretary of State, which is expected to be shortly after such filing is made with the Delaware Secretary of State.

If, at any time prior to the filing of the Reverse Split Certificate with the Delaware Secretary of State, the Board, in its discretion, determines that it is in the best interests of the Company and its stockholders to delay the filing of the Reverse Split Certificate or to abandon the Reverse Stock Split, the Reverse Stock Split may be delayed or abandoned, without any further action by our stockholders.

At the Effective Time the Reverse Stock Split will combine, automatically and without any action on the part of us or our stockholders, the shares of Common Stock issued and outstanding immediately prior thereto into a lesser number of new shares of Common Stock in accordance with the Reverse Stock Split ratio determined by the Board within the limits set forth in this proposal and will round any fractional shares up to the nearest whole share.

Fractional Shares

Stockholders will not receive fractional shares of Common Stock in connection with the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the ratio of the Reverse Stock Split will automatically be entitled to receive an additional share of common stock. In other words, any fractional share will be rounded up to the nearest whole number. Shares of Common Stock held in registered form and shares of Common Stock held in “street name” (that is, through a broker, bank or other holder of record) for the same stockholder will be considered held in separate accounts and will not be aggregated when effecting the Reverse Stock Split. For additional information on how the fractional shares will be rounded up, see the description under “General.”

Principal Effects of the Reverse Stock Split

General

After the Effective Time, the number of our issued and outstanding shares of Common Stock will decrease at the Reverse Stock Split ratio of not less than one-for-two and not more than one-for-four. The Reverse Stock Split would be effected simultaneously for all of the Common Stock, and the Reverse Stock Split ratio will be the same for all shares of Common Stock and each stockholder will own a reduced number of shares of Common Stock. The Reverse Stock Split will affect all of its stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of its stockholders receiving whole shares in lieu of a fractional share as described above. Voting rights and other rights and preferences of the holders of Common Stock will not be affected by the Reverse Stock Split. For example, a holder of 2% of the voting power of the outstanding shares of Common Stock immediately prior to the Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of Common Stock immediately after the Reverse Stock Split. The number of stockholders of record will not be affected by the Reverse Stock Split. The Reverse Stock Split would not affect our securities law reporting and disclosure obligations, and we would continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934 (the “Exchange Act”).

The principal effects of the Reverse Stock Split will be that:

•	each 2 to 4 shares of Common Stock owned by a stockholder (depending on the Reverse Stock Split ratio selected by the Board), will be combined into one new share of Common Stock;

•

no fractional shares of Common Stock will be issued in connection with the Reverse Stock Split; instead, holders of Common Stock who would otherwise receive a fractional share of Common Stock pursuant to the Reverse Stock Split will receive a whole share in lieu of a fractional share as explained in this proposal;

•

based upon the Reverse Stock Split ratio selected by the Board, proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise of warrants and all then-outstanding awards under all of the Company’s equity plans;

•

the number of stockholders owning “odd lots” of less than 100 shares of Common Stock may potentially increase and, although odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots generally are proportionately higher than the costs of transactions in “round lots” of even multiples of 100 shares, we believe, however, that these potential negative effects are outweighed by the benefits of the Reverse Stock Split; and

•

the number of shares then reserved for issuance under the Company’s equity plans and issued and outstanding warrants will be reduced proportionately based upon the Reverse Stock Split ratio selected by the Board.

The following table contains approximate information, based on share information as of April 17, 2023, relating to the outstanding shares of Common Stock based on the proposed Reverse Stock Split ratios and information regarding our shares of Common Stock authorized but not outstanding or reserved for issuance that will remain available for issuance immediately following the effectiveness of the Reverse Stock Split:

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Reserved for Future Issuance	Number of Shares of Common Stock Authorized but Not Outstanding or Reserved
Pre-Reverse Stock Split	300,000,000	90,498,491	26,078,971	183,422,538
Post-Reverse Stock Split 1:2	300,000,000	45,249,246	13,039,486	241,711,268
Post-Reverse Stock Split 1:3	300,000,000	30,166,164	8,692,991	261,140,845
Post-Reverse Stock Split 1:4	300,000,000	22,624,623	6,519,743	270,855,634

After the Reverse Split Certificate is effective, the Common Stock would have a new Committee on Uniform Securities Identification Procedures, or CUSIP number, a number used to identify the Common Stock.

The Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of the Reverse Stock Split will not affect the registration of Common Stock under the Exchange Act. The Common Stock would continue to be listed on Nasdaq under the symbol “AKU” immediately following the Reverse Stock Split.

Effect of Reverse Stock Split on Stated Capital

The par value of the Common Stock will remain unchanged at $0.01 par value per share after the Reverse Stock Split. As a result, as of the effective time of the Reverse Stock Split, the stated capital attributable to common stock on our balance sheet will be reduced proportionately based on the Reverse Stock Split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Additional adjustments will be made to these accounts as a result of any rounding to avoid the existence of fractional shares. After the Reverse Stock Split, reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding. The Reverse Stock Split would be reflected retroactively in our consolidated financial statements.

Shares Held in Book-Entry and Through a Broker, Bank or Other Holder of Record

The combination of, and reduction in, the number of outstanding shares of Common Stock as a result of the Reverse Stock Split will occur automatically at the Effective Time without any additional action on the part of our stockholders.

Upon the Reverse Stock Split, we intend to treat stockholders holding shares of Common Stock in “street name” (that is, through a broker, bank or other holder of record) in the same manner as registered stockholders whose shares of Common Stock are registered in their names. Brokers, banks or other holders of record will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of Common Stock in “street name;” however, these brokers, banks or other holders of record may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of Common Stock with a broker, bank or other holder of record, and you have any questions in this regard, we encourage you to contact your holder of record.

If you hold registered shares of Common Stock in a book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of Common Stock in registered book-entry form. If you are entitled to post-Reverse Stock Split shares of Common Stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the Effective Time indicating the number of shares of Common Stock you hold.

If you hold any of your shares of Common Stock in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the Effective Time. The transmittal letter will indicate how you can exchange your certificate representing the pre-Reverse Stock Split shares of Common Stock for either: (1) a certificate representing the post-Reverse Stock Split shares of Common Stock; or (2) post-Reverse Stock Split shares of Common Stock in a book-entry form. Should you hold any pre-Reverse Stock Split shares in pure book-entry, meaning you do not hold any physical stock certificates, your pre-Reverse Stock Split book-entry shares will be automatically exchanged for the post-Reverse Stock Split shares, evidenced by a transaction statement that will be sent to your address of record as soon as practicable after the Effective Time indicating the number of shares of Common Stock you hold, in each case together with any whole share in lieu of fractional shares to which you are entitled. Beginning at the Effective Time, each certificate representing pre-Reverse Stock Split shares of Common Stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares.

Stockholders should not destroy any pre-split stock certificate(s) and should not submit any stock certificate(s) until requested to do so.

Interest of Certain Persons in Matters to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Stock Split that is not shared by all of our other stockholders.

Reservation of Right to Delay the Filing of the Reverse Split Certificate, or Abandon the Reverse Stock Split

We reserve the right to delay the filing of the Reverse Split Certificate or abandon the Reverse Stock Split and at any time before the Effective Time, even if the Reverse Stock Split has been approved by stockholders at the Annual Meeting as the Reverse Stock Split will only be effected at a time that the Board determines it is in the best interests of the Company and its stockholders. By voting in favor of the amendment to effect the Reverse Stock Split, you are also expressly authorizing the Board to delay, until the 2024 annual meeting of stockholders, or abandon the Reverse Stock Split if the Board determines that the Reverse Stock Split is not in the best interests of the Company and its stockholders at such time.

Required Vote; Effect of Proposal

The affirmative vote of majority of the outstanding shares of Common Stock entitled to vote on the matter at the Annual Meeting as of the record date is required for approval of this proposal. Proxies solicited by the Board will be voted for approval of this proposal, unless otherwise specified. If stockholder approval for this proposal is not obtained, then the Reverse Stock Split will not be effected.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

No Appraisal Rights

Under Delaware law, our Charter and our Bylaws, stockholders have no rights to exercise dissenters’ rights of appraisal with respect to the Reverse Stock Split.

U.S. Federal Income Tax Consequences

The following discussion is a summary of certain U.S. federal income tax consequences of the Reverse Stock Split to the Company and to stockholders that hold shares of Common Stock as capital assets for U.S. federal income tax purposes. This discussion is based upon provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated under the Code, and U.S. administrative rulings and court decisions, all as in effect on the date hereof and all of which are subject to change, possibly with retroactive effect, and differing interpretations. Changes in these authorities may cause the U.S. federal income tax consequences of the Reverse Stock Split to vary substantially from the consequences summarized below.

This summary does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders who may be subject to special tax treatment under the Code, including, without limitation, dealers in securities, commodities or foreign currency, persons who are treated as non- U.S. persons for U.S. federal income tax purposes, certain former citizens or long-term residents of the United States, insurance companies, tax-exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, real estate investment trusts, retirement plans, persons that are partnerships or other pass-through entities for U.S. federal income tax purposes, persons whose functional currency is not the U.S. dollar, traders that mark-to-market their securities, persons subject to the alternative minimum tax, persons who hold their shares of Common Stock as part of a hedge, straddle, conversion or other risk reduction transaction, or who acquired their shares of Common Stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation. If a partnership or other entity classified as a partnership for U.S. federal income tax purposes holds shares of Common Stock, the tax treatment of a partner thereof will generally depend upon the status of the partner and upon the activities of the partnership. If you are a partner in a partnership holding shares of Common Stock, you should consult your tax advisor regarding the tax consequences of the Reverse Stock Split.

The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the federal income tax consequences of the Reverse Stock Split. The state and local tax consequences of the Reverse Stock Split may vary as to each shareholder, depending on the jurisdiction in which such stockholder resides. This discussion should not be considered as tax or investment advice, and the tax consequences of the Reverse Stock Split may not be the same for all stockholders. Stockholders should consult their own tax advisors to know their individual federal, state, local and foreign tax consequences.

Tax Consequences to the Company. We believe that the Reverse Stock Split will constitute a reorganization under Section 368(a)(1)(E) of the Internal Revenue Code. Accordingly, the Company should not recognize taxable income, gain or loss in connection with the Reverse Stock Split. In addition, we do not expect Reverse Stock Split to affect the Company’s ability to utilize its net operating loss carryforwards (if any).

Tax Consequences to Stockholders. Stockholders not recognize any gain or loss for U.S. federal income tax purposes as a result of the Reverse Stock Split. Each stockholder’s aggregate tax basis in the Common Stock received in the Reverse Stock Split should equal the stockholder’s aggregate tax basis in the Common Stock exchanged in the Reverse Stock Split. In addition, each stockholder’s holding period for the Common Stock it receives in the Reverse Stock Split should include the stockholder’s holding period for the Common Stock exchanged in the Reverse Stock Split.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION, AT THE DISCRETION OF THE BOARD, TO EFFECT THE REVERSE STOCK SPLIT.

PROPOSAL NO. 4

APPROVAL OF THE OPTION PLAN AMENDMENT

On April 18, 2023, the board of directors adopted, subject to stockholder approval, a restatement (the “Option Plan Amendment”) to the Company’s Amended and Restated Stock Option Plan, as amended (the “Option Plan”). The Option Plan Amendment will become effective upon stockholder approval.

The primary purposes of the Option Plan Amendment are to conform the Option Plan to the requirements of U.S. securities and tax law and Nasdaq listing requirements following the Company’s change of jurisdiction of incorporation from the province of Ontario to the State of Delaware. The Company is not requesting an expansion to the Option Plan’s share reserve.

A summary of certain features of the Option Plan, as proposed to be amended by the Option Plan Amendment, is set out below.

Important proposed changes made by the Option Plan Amendment include the following:

•	Prohibiting any options to be issued under the Option Plan after the tenth anniversary from the Board’s adoption of the Option Plan Amendment (the “Option Plan Term”);

•	Providing that Delaware law generally apply to the administration of the Stock Option Plan in lieu of Ontario law;

•	Restricting who may receive awards under the Option Plan in light of SEC Form S-8 registration requirements;

•	Incorporating any clawback policy that may be adopted and/or modified from time to time by the Company to reflect Nasdaq’s listing requirements expected to be adopted later this year;

•	Restrict the Company from repricing awards without stockholder approval;

•	Adding restrictions so that awards can qualify as “stock rights” exempt from the restrictions under Section 409A of the Internal Revenue Code; and

•	Removing obsolete private company plan provisions.

In order to continue granting equity awards going forward consistent with exchange listing standards, stockholder approval of the Option Plan Amendment is being requested at the Annual Meeting. If this proposal is not approved, the Option Plan Amendment will not be effective and the existing share reserve previously approved by stockholders under the Option Plan will not be available for the new grant of options under the Option Plan. Previously allocated options will be unaffected by the approval or disapproval by the stockholders of the Option Plan Amendment.

Reasons for Approval

The Board of Directors believes that the approval of the Option Plan Amendment will benefit the Company by allowing the Company to continue to grant stock options consistent with Nasdaq listing requirements, US laws and the Option Plan’s goals and objectives, which include the attraction and retention of key employees, non-employee directors and consultants and the provision of additional financial incentives for these persons that are aligned with the long-term success of the Company.

Summary of the Option Plan

The following is a general summary of the Option Plan, as amended by the Option Plan Amendment, and is qualified in its entirety by summary of important proposed changes disclosed above and the complete text of the

Option Plan. Stockholders are urged to read the actual text of the Option Plan, as amended, in its entirety which is set forth as Appendix B to this proxy statement. Changes to the text of the Option Plan by the Option Plan Amendment are highlighted in Appendix B.

Awards under the Plan may only be issued as nonqualified stock options. The Option Plan does not authorize the issuance of incentive stock options.

As noted above, no new shares are being sought for the Option Plan’s share reserve. The share reserve available for issuing options during the Option Plan Term under the Option Plan (and under any other share compensation arrangements of the Company, including the RSU Plan set forth in Proposal No. 5 below) is equal to 10% of the number of shares in the capital of the Company that are outstanding from time to time. See the table under the heading “Securities Authorized for Issuance under Equity Compensation Plans” for information about the number of shares under the Option Plan as of December 31, 2022. Increases in the Company’s issued and outstanding shares will result in an increase in the available number of the shares issuable under the Plan, and any exercise of options will make new grants available under the Option Plan. No shares are added back to the share reserve on account of forfeiture or expiration of option awards or due to shares not being issued due to a net exercise of shares for tax withholding. The closing price of the Company’s common stock on April 17, 2023 was $0.60 per share.

Under the terms of the Option Plan, our Board, or, if authorized by our Board, such committee of the Board to which the Board may choose to delegate such authority, may grant options to certain “eligible participants”. Eligible participants include any employee, executive officer, director or consultant of: (a) the Company; or (b) any affiliate of the Company (and includes any such person who is on a leave of absence authorized by the Board or the board of directors of any affiliate), and also includes certain permitted assigns of any such person, in each case consistent with SEC Form S-8 eligibility requirements. As of December 31, 2022, there were approximately 10 employees, one consultant and five of the Company’s seven non-management directors eligible to participate in the Option Plan, holding outstanding awards granted under the Option Plan with respect to 5,348,120 shares.

The number of shares issuable to insiders, at any time, under all security-based compensation arrangements of the Company, cannot exceed 10% of the number of shares in the capital of the Company that are outstanding from time to time. The number of Shares issued to insiders, within any one-year period, under all security based compensation arrangements, cannot exceed 10% of the number of shares in the capital of the Company that are outstanding from time to time.

Options will be evidenced by grant agreements. The interest of any eligible participant in any option is generally not assignable or transferable. The exercise price for the options will be not less than the volume weighted average trading price of the shares of Common Stock on Nasdaq for the five trading days immediately preceding the day on which the Option is granted, or such greater amount as the Board may determine; provided, however, that the exercise price of an Option shall not be less than the minimum exercise price required by either the applicable rules of the stock exchange and, with respect to a participant who is subject to U.S. income tax, the stock rights exemption under Treasury Regulation 1.409A-1(b)(5).

Unless otherwise fixed by the Board at the time an option is granted (as set forth in a grant agreement), and subject to any applicable rules of each stock exchange on which shares of Common Stock are listed, the Option Plan provides that: (a) the expiry date of an option will be the seventh anniversary of the date of grant; and (b) options will vest over a three-year period following the date of such grant as follows:

•	on or after the first anniversary of the date of grant: 34%;

•	on or after the second anniversary of the date of grant: 33%; and

•	on or after the third anniversary of the date of grant: 33%.

The following table describes the impact of certain events upon the rights of holders of Options under the Option Plan, including termination for cause, termination other than for cause and death, subject to the terms of a participant’s employment agreement, subject to the Board’s right to accelerate the vesting of Options and/or extend the post-termination exercise period in its sole discretion:

Event Provisions	Provisions

Termination for Cause	All vested and unvested options held by the holder will immediately terminate and become null, void and of no effect on the date on which Akumin gives notice of termination for cause.

Ceasing to be a (non-executive) Director	The expiry date for options that had vested on the date such holder ceases to be a director will be the earlier of the expiry date shown on the relevant grant agreement and the date that is 180 days following the date such holder ceases to be an eligible participant (as a result of his or her ceasing to be a director of the Company). Options which are outstanding but unvested on the date such holder ceases to be a director will immediately terminate and become null, void and of no effect.

Voluntary Resignation or Termination without Cause	The expiry date for options that had vested on the date such holder voluntarily resigns or is terminated by the Company without cause will be the earlier of the expiry date shown on the relevant grant agreement and the date which is 30 days following the date such holder ceases to be an eligible participant (as a result of his or her voluntary resignation or termination without cause). Options which are outstanding but unvested on the date such holder voluntary resigns or is terminated by the Company without cause will immediately terminate and become null, void and of no effect.

Disability	The Board may in its discretion determine that a holder with a disability shall no longer be an eligible participant. If so, the expiry date for options that had vested on the date such holder ceases to be an eligible participant will be the earlier of the expiry date shown on the relevant grant agreement and the date which is 180 days following the date such holder ceases to be an eligible participant. Options which are outstanding but unvested on the date such holder ceases to be an eligible participant will immediately terminate and become null, void and of no effect.

Retirement	The expiry date for options that had vested on the date such holder ceases to be an eligible participant as a result of his or her retirement in accordance with the Company’s then applicable retirement policy or a determination of the Board will be the earlier of the expiry date shown on the relevant grant agreement and the date which is 180 days following the date such holder ceases to be an eligible participant. Options which are outstanding but unvested on the date such holder ceases to be an eligible participant will immediately terminate and become null, void and of no effect.

Death	The expiry date for options that had vested immediately prior to the death of the holder will be the earlier of the expiry date shown on the relevant grant agreement and the date which is 180 days after the date of such holder’s death. Options that are outstanding but unvested immediately prior to the holder’s death will immediately terminate and become null, void and of no effect upon the death of the holder.

Notwithstanding the foregoing, the Board may, in its sole discretion, but subject to applicable laws and stock exchange rules, either accelerate the vesting of options and/or extend the expiry date of options referenced above, but in no event later than the earlier of ten years after the date of grant or the maximum term of seven years after the date of grant.

In connection with a change of control of the Company, any surviving or acquiring corporation must:

a)	assume any option outstanding under the Option Plan on substantially the same economic terms and conditions as the Option Plan; or

b)

substitute or replace similar stock options (including an award to acquire the same consideration paid to the securityholders of the Company as part of the change of control transaction) for those options outstanding under the Option Plan on substantially the same economic terms and conditions as the Option Plan.

In the event any surviving or acquiring corporation neglects or refuses (as determined by the Board, acting reasonably) to assume any options or to substitute or replace similar stock options for those outstanding options under the Option Plan, then with respect to any options which remain outstanding, the vesting of such options will automatically and without further action by the Board or the Company be immediately accelerated so that such options will be fully vested. In addition, in such event, the Board may determine that outstanding options will terminate if not exercised (if applicable) at or prior to such change of control transaction. The Board may also, in its discretion, conditionally or otherwise, in the event of a change of control subject to the terms of the Option Plan, accelerate the vesting date of unvested options and to modify the terms of options to assist the holders to tender their securities in a takeover bid.

Pursuant to the terms of the Option Plan, in the event that an eligible participant receives shares of our Common Stock from the Company in satisfaction of a grant of options or RSUs during a Company-imposed black-out period, the holder shall not be entitled to sell or otherwise dispose of such shares until such black-out period has expired. In the event that a participant’s options or RSUs are set to expire during a black-out period, such expiry date shall be automatically extended for ten business days after the expiry of the black-out period following the date the relevant black-out period is lifted, terminated or removed.

The Board, or such committee of the Board to which the Board may choose to delegate such authority, may at any time alter, amend, modify, suspend or terminate the Option Plan in whole or in part. No amendment of the Option Plan will be made without shareholder approval if shareholder approval is required by law or stock exchange rule. No amendment may adversely affect the rights of any participant under an award agreement without his or her consent under an outstanding award, unless specifically provided for in the Option Plan.

U.S. Federal Income Tax Consequences of Awards

The following summary sets forth the tax treatment pertaining to awards that may be made under the Option Plan. This summary omits the tax laws of any municipality, state, or foreign country in which a participant resides, including Canada.

Non-Qualified Stock Options

A participant will realize ordinary income when exercising a non-qualified stock option, and we will be entitled to a deduction, equal to the excess of the fair market value of the stock on the date of exercise over the option price, subject to the $1 million tax deduction limit under Section 162(m) of the Internal Revenue Code of 1986, as amended. Upon disposition of the shares, any additional gain or loss realized by the recipient will be taxed as a capital gain or loss, long-term or short-term, based upon how long the shares are held. Option grants are intended to be “stock rights” exempt from the requirements under Section 409A of the Internal Revenue Code of 1986, as amended.

New Plan Benefits

Because of the discretionary nature of any future awards under the Option Plan, the amount of such awards is not determinable at this time with respect to the Company’s executive officers, including the named executive officers, and the Company’s other employees.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE OPTION PLAN AMENDMENT.

PROPOSAL NO. 5

APPROVAL OF THE RSU PLAN AMENDMENT

On April 18, 2023, the board of directors adopted, subject to stockholder approval, an amendment (the “RSU Plan Amendment”) to the Company’s Amended and Restated Restricted Share Unit Plan, as amended (the “RSU Plan”). The RSU Plan Amendment will become effective upon stockholder approval.

The purposes of the RSU Plan Amendment are to conform the RSU Plan to the requirements of U.S. securities and tax law and Nasdaq listing requirements following the Company’s change of jurisdiction of incorporation from the province of Ontario to the State of Delaware. The Company is not requesting an expansion any new shares be added to the RSU Plan’s share reserve.

A summary of certain features of the RSU Plan, as proposed to be amended by the RSU Plan Amendment, is set out below.

•	Prohibiting any RSUs to be issued under the RSU Plan after the tenth anniversary from the Board’s adoption of the Option Plan Amendment (the “RSU Plan Term”);

•	Providing that Delaware law generally apply to the administration of the RSU Plan in lieu of Ontario law;

•	Restricting who may receive awards under the RSU Plan in light of SEC Form S-8 registration requirements;

•	Incorporating any clawback policy that may be adopted and/or modified from time to time by the Company to reflect Nasdaq’s listing requirements expected to be adopted later this year;

•	Adding restrictions so that awards can qualify for an exemption from, or to comply with Section 409A of the Internal Revenue Code; and

•	Removing obsolete private company plan provisions.

In order to continue granting equity awards going forward consistent with exchange listing standards, stockholder approval of the RSU Plan Amendment is being requested at the Annual Meeting. If this proposal is not approved, the RSU Plan Amendment will not be effective and the existing share reserve previously approved by stockholders under the RSU Plan will not be available for the new grant of RSUs under the RSU Plan. Previously allocated RSUs will be unaffected by the approval or disapproval by the stockholders of the RSU Plan Amendment.

Summary of the RSU Plan

The following is a general summary of the RSU Plan, as amended by the RSU Plan Amendment, and is qualified in its entirety by summary of important proposed changes disclosed above and the complete text of the RSU Plan. Stockholders are urged to read the actual text of the RSU Plan, as amended, in its entirety which is set forth as Appendix C to this proxy statement. Changes to the text of the RSU Plan by the RSU Plan Amendment are highlighted in Appendix C. As noted above, no new shares are being sought for the RSU Plan’s share reserve. The share reserve available for issuing RSUs during the RSU Plan Term under the RSU Plan (and under any other share compensation arrangements of the Company, including the option plan set forth in Proposal No. 4 above) is equal to 10% of the number of shares in the capital of the Company that are outstanding from time to time. See the table under the heading “Securities Authorized for Issuance under Equity Compensation Plans” for information about the number of shares under the RSU Plan as of December 31, 2022. Increases in the Company’s issued and outstanding shares will result in an increase in the available number of the shares issuable under the RSU Plan. No shares are added back to the share reserve on account of forfeiture or expiration of RSU awards or due to shares not being issued due to withholding shares for tax withholding. The closing price of the Company’s common stock on April 17, 2023 was $0.60 per share.

Under the terms of the RSU Plan, our Board, or, if authorized by our Board, such committee of the Board to which the Board may choose to delegate such authority, may grant RSUs to certain “eligible participants”. Eligible participants include any employee, executive officer, director or consultant of: (a) the Company; or (b) any affiliate of the Company (and includes any such person who is on a leave of absence authorized by the Board or the board of directors of any affiliate), and also includes certain permitted assigns of any such person, in each case consistent with SEC Form S-8 eligibility requirements. As of December 31, 2022, there were approximately 10 employees, one consultant and five of the Company’s seven non-management directors eligible to participate in the RSU Plan.

The number of shares issuable to insiders, at any time, under all security-based compensation arrangements of the Company, cannot exceed 10% of the number of shares in the capital of the Company that are outstanding from time to time. The number of Shares issued to insiders within any one-year period, under all security based compensation arrangements, cannot exceed 10% of the number of shares in the capital of the Company that are outstanding from time to time.

RSUs will be evidenced by grant agreements. The interest of any eligible participant in any RSU is generally not assignable or transferable.

Except as otherwise provided in a grant agreement or any other provision of the RSU Plan, the vesting dates shall be determined as follows:

•	1/2 of the RSUs granted shall vest on the first anniversary of the date of grant; and

•	1/2 of the RSUs granted shall vest on the second anniversary of the date of grant.

The following table describes the impact of certain events upon the rights of holders of RSUs under the RSU Plan, including termination for cause, termination other than for cause and death, subject to the terms of a participant’s employment agreement:

Event Provisions	Provisions

Termination for Cause	All unvested RSUs expire on the termination date and are of no further force or effect and such holder shall no longer be eligible for a grant of RSUs.

Ceasing to be a (non-executive) Director	All unvested RSUs will vest and shall be settled as soon as practicable following the vesting date.

Voluntary Resignation or Termination without Cause	All unvested RSUs will vest and shall be settled as soon as practicable following the vesting date.

Disability	All unvested RSUs will vest and shall be settled as soon as practicable following the vesting date.

Retirement	All unvested RSUs will vest and shall be settled as soon as practicable following the vesting date.

Death	All unvested RSUs will vest and shall be settled as soon as practicable following the vesting date.

In connection with a change of control of the Company, our Board has the right to provide for the conversion or exchange of any outstanding RSUs into or for units, rights or other securities in any entity participating in or resulting from a change of control, provided that the value of previously granted RSUs and the rights of participants are not materially adversely affected by any such changes.

Pursuant to the terms of the RSU Plan, in the event that an eligible participant receives shares of our Common Stock from the Company in satisfaction of a grant of RSUs during a Company-imposed black-out period, the holder shall not be entitled to sell or otherwise dispose of such shares until such black-out period has expired.

U.S. Federal Income Tax Consequences of Awards

The following summary sets forth the tax treatment pertaining to awards that may be made under the Plan. This summary omits the tax laws of any municipality, state, or foreign country in which a participant resides, including Canada.

Restricted Stock Units

A participant will not recognize taxable income at the time an RSU is granted and the Company will not be entitled to a tax deduction at that time. Upon settlement of RSUs by issuing shares, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of any cash paid by the Company, and Company or its subsidiary will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply. Upon disposition of the shares, any additional gain or loss realized by the participant will be taxed as a capital gain or loss, long-term or short-term, based upon how long the shares are held after issuance. RSUs are intended to comply with or be exempt from the distribution requirements under Section 409A of the Internal Revenue Code.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RSU PLAN AMENDMENT.

STOCKHOLDER PROPOSALS FOR 2024 ANNUAL MEETING OF STOCKHOLDERS

Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials

Pursuant to SEC Rule 14a-8, certain stockholder proposals may be eligible for inclusion in the Company’s proxy statement. To be considered for inclusion in next year’s proxy statement, stockholder proposals must be received by our Secretary at our principal executive offices no later than the close of business on December 30, 2023.

Requirements for Stockholder Proposals to be Brought Before an Annual Meeting

Our bylaws provide that, for stockholder nominations to the Board or other proposals to be considered at an annual meeting, the stockholder must have given timely notice thereof in writing to the Secretary at Akumin Inc., 8300 W. Sunrise Boulevard, Plantation, FL 33322. To be timely, the stockholder’s notice must be delivered to or mailed and received by us not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the anniversary date of the prior year’s annual meeting, provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days, or delayed by more than seventy (70) days, from the anniversary date of the previous year’s meeting, or if no annual meeting was held or deemed to have occurred in the preceding year, notice by the stockholder to be timely must be so delivered not earlier than one hundred and twenty (120) days prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. Assuming the date of our 2024 annual meeting is not so advanced or delayed, stockholders who wish to make a proposal at the 2024 annual meeting must notify us no earlier than February 8, 2024 and no later than March 9, 2024. Such notice must provide the information required by our bylaws with respect to each matter the stockholder proposes to bring before the 2024 annual meeting. If you wish to obtain a free copy of our bylaws, please contact Investor Relations at Akumin Inc., 8300 W. Sunrise Boulevard, Plantation, FL 33322, or by email at jeffrey.white@akumin.com.

In addition to satisfying the foregoing requirements under the Company’s bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 8, 2024.

OTHER MATTERS

We know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the Annual Meeting, persons named in the proxy intend to vote the shares they represent in accordance with their own judgments.

Upon written request by any stockholder entitled to vote at the Annual Meeting, we will promptly furnish, without charge, a copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which we filed with the SEC, including Akumin’s consolidated financial statements. If the person requesting the report was not a stockholder of record on April 17, the request must contain a good faith representation that he or she was a beneficial owner of our Common Stock at the close of business on that date. Requests should be addressed to Akumin Inc. 8300 W. Sunrise Boulevard, Plantation, FL 33322, Attention: Investor Relations.

YOUR VOTE IS IMPORTANT. WE URGE YOU TO VOTE TODAY VIA THE INTERNET OR BY MAIL.

April 28, 2023
By Order of the Board of Directors,

/s/ Riadh Zine
Riadh Zine
Chief Executive Officer

Appendix A

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

AKUMIN INC.

Akumin Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies as follows:

1.	The name of the Corporation is Akumin Inc.

2.

This Certificate of Amendment (the “Certificate of Amendment”) amends the provisions of the Corporation’s Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on September 30, 2022.

3.

Pursuant to Section 242 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation has duly adopted, and a majority of the outstanding stock entitled to vote thereon has duly approved, the amendment to the Certificate of Incorporation set forth in this Certificate of Amendment.

4.	The Certificate of Incorporation is hereby amended as follows:

Article IV of the Certificate of Incorporation shall be amended to insert the following paragraphs immediately following the second paragraph of Article IV as follows:

“Upon the effectiveness of the Certificate of Amendment to the Certificate of Incorporation of the Corporation (the “Effective Date”), a one-for-[             ]1 reverse stock split of the Corporation’s Common Stock shall become effective, pursuant to which each [             ] shares of Common Stock outstanding and held of record by each stockholder of the Corporation immediately prior to the Effective Date shall be reclassified and combined into one validly issued, fully-paid and nonassessable share of Common Stock automatically and without any action by the holder thereof upon the Effective Date and shall represent one share of Common Stock from and after the Effective Date (such reclassification and combination of shares, the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain at $0.01 per share.

No fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split. In lieu thereof, any holder who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Date, shall be entitled to receive one (1) additional whole share of Common Stock; provided that, whether or not fractional shares would be issuable as a result of the Reverse Stock Split shall be determined on the basis of (a) the total number of shares of Common Stock that were issued and outstanding immediately prior to the Effective Time and (b) the aggregate number of shares of Common Stock after the Effective Date into which the shares of Common Stock have been reclassified; and with respect to holders of shares of Common Stock in book-entry form in the records of the Corporation’s transfer agent that were issued and outstanding immediately prior to the Effective Date, any holder who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Date, shall be entitled to receive one (1) additional share of Common Stock automatically and without any action by the holder.

Beginning on the Effective Date, each certificate representing pre-Reverse Stock Split shares of Common Stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares.”

[1]	To reflect the final ratio determined by the Board of Directors within the range approved by the Company’s Stockholders.

A-1

5.	This Amendment shall become effective as of at [a.m./p.m.] Eastern Time (the “Effective Time”).

6.	All other provisions of the Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed, signed and acknowledged by the undersigned duly authorized officer of the Corporation as of the date set forth below.

Dated:

AKUMIN INC.

By:
Name:
Title:

A-2

AKUMIN INC.

AMENDED AND RESTATED

STOCK OPTION PLAN

Adopted as of

~~November  14~~April  18, ~~2017~~ 2023

AKUMIN INC.

AMENDED AND RESTATED STOCK OPTION PLAN

The purpose of this Amended and Restated Stock Option Plan (the “Plan”) is to advance the interests of Akumin Inc. (the “Company”) by:

(i)	providing Eligible Persons (as defined herein) with additional incentives;

(ii)	encouraging share ownership by Eligible Persons;

(iii)	increasing the proprietary interest of Eligible Persons in the success of the Company;

(iv)	encouraging Eligible Persons to remain with the Company or its Affiliates (as defined herein); and

(v)	attracting new employees, executive officers, directors and Consultants (as defined herein) to the Company or its Affiliates.

Any awards that were granted prior to the approval by the Company’s shareholders of this plan restatement shall not in any way be amended or other impacted by the terms of set forth below, and instead shall be governed by the terms of the Plan in effect prior to such approval.

ARTICLE 1

GENERAL PROVISIONS

Section 1.1     Interpretation

(1)	For the purposes of this Plan, the following terms will have the following meaning unless otherwise defined elsewhere in this Plan:

(a)

“Affiliate” means a related entity of the Company within the meaning of National Instrument 45-106 – Prospectus Exemptions, as amended or replaced from time to time, SEC Rule 405 (§230.405) and the Company’s Form S-8 Registration Statement as in effect from time to time;

(b)

“Board” means the board of directors of the Company or, as applicable, such committee of the board of directors of the Company to which the board of directors may choose to delegate authority to administer the Plan or such persons subject to such terms and conditions as are permitted in accordance with Delaware corporate law;

(c)

“Cause ” means (i)  if the Participant has a written employment agreement with the Company or an Affiliate in which “cause” is defined, “cause” as defined therein; or otherwise (ii) (A) the inability of the Participant to perform his duties due to a legal impediment such as an injunction, restraining order or other type of judicial judgment, decree or order entered against the Participant; (B) excessive absenteeism, flagrant neglect of duties, serious misconduct, or conviction of fraud; and (C) any other act or omission of the Participant which would in law permit an employer to, without notice or payment in lieu of notice, terminate the employment of an employee;

(d)	~~(c)~~“Change of Control” means:

(i)

a reorganization, amalgamation, merger or other business combination (or a plan of arrangement in connection with any of the foregoing), other than solely involving the Company and any one or more of its Affiliates, with respect to which all or substantially all of the persons who were the beneficial owners of the Shares and other securities of the Company immediately prior to such reorganization, amalgamation, merger, business combination or plan of arrangement do not, following the completion of such reorganization, amalgamation, merger, business combination or plan of arrangement, beneficially own, directly or indirectly, more than fifty percent (50%) of the resulting voting rights (on a fully-diluted basis) of the Company or its successor;

(ii)	the sale to a person other than an Affiliate of the Company of all or substantially all of the Company’s assets; or

(iii)

a change in the composition of the Board, which occurs at a single meeting of the shareholders of the Company or upon the execution of a shareholders’ resolution, such that individuals who are members of the Board immediately prior to such meeting or resolution cease to constitute a majority of the Board, without the Board, as constituted immediately prior to such meeting or resolution, having approved of such change~~.~~;

(e)

~~(d)~~“Consultant” means a person or company, other than an employee, executive officer or director of the Company or an Affiliate, that: (i) is engaged to provide services to the Company or an Affiliate, other than services provided in relation to a distribution, (ii) provides the services under a written contract with the Company or an Affiliate, and (iii) spends or will spend a significant amount of time and attention on the affairs and business of the Company or an Affiliate, and includes, for an individual consultant, a corporation of which the individual consultant is an employee or shareholder, and a partnership of which the individual consultant is an employee or partner; provided however, a person or company shall not be treated as a Consultant if ineligible to receive a grant under the Company’s Form S-8 Registration Statement covering the issuance of shares under the Plan as in effect at the time immediately prior to payment of the Exercise Price;

(f)	~~(e)~~“Company” means Akumin Inc. or any successor thereof;

(g)

~~(f)~~“Date of Grant” means the date on which a particular Stock Option is granted ~~by the Board~~to an Eligible Person under the Plan as evidenced by written resolutions; provided, however, that with respect to a Participant who is subject to US income tax, the Date of Grant shall be determined under Treasury Regulation Section 1.409A-1(b)(5)(vi)(B);

(h)

~~(g)~~“Disability” means the inability of a Participant to perform the duties associated with his or her position for 270 consecutive days as a result of his or her incapacity due to physical or mental illness;

(i)

~~(h)~~“Eligible Person” means, subject to all applicable laws, any employee, executive officer, director or Consultant of (i) the Company or (ii) any Affiliate of the Company (and includes any such person who is on a leave of absence authorized by the Board or the board of directors of any Affiliate), and also includes any Permitted Assign of any such person;

(j)	~~(i)~~“Exercise Period” means the period from the Vesting Date to the Expiry Date, both inclusive, during which a particular Stock Option may be exercised;

(k)	~~(j)~~“Exercise Price” means, with respect to a Stock Option:

(i)	if, on the Date of Grant, the Shares are not listed on a Stock Exchange, such amount as the Board may determine as being the fair market value of the Shares as at that date; and

(ii)

if, on the Date of Grant, the Shares are listed on a Stock Exchange, the volume weighted average trading price of the Shares on such Stock Exchange for the five (5) trading days immediately preceding the day on which the Stock Option is granted, or such greater amount as the Board may determine; provided, however, that the Exercise Price of a Stock Option shall not be less than the minimum Exercise Price required by either the applicable rules of the Stock Exchange and, with respect to a Participant who is subject to U.S. income tax, the stock rights exemption under Treasury Regulation 1.409A-1(b)(5);

(l)	~~(k)~~“Expiry Date” means the date after which a particular Stock Option can no longer be exercised, subject to amendment in accordance with the terms hereof;

(m)

~~(l)~~“Governmental Entity” means any applicable (a) multinational, federal, provincial, state, municipal, local or other governmental or public department, commission, board, bureau or agency, (b) any subdivision or authority of any of the foregoing, or (c) any quasi-governmental body exercising (with proper jurisdiction) any regulatory or taxing authority under or in respect of any of the above;

(n)	~~(m)~~“holding entity” means a holding entity within the meaning of National Instrument 45-106 – Prospectus Exemptions, as amended or replaced from time to time;

(o)	“insider ” means:

(i)	a director or officer of the Company,

(ii)	a director or officer of a person or company that is itself an insider or subsidiary of the Company, or

(iii)	a person or company that has,

(A)

beneficial ownership of, or control or direction over, directly or indirectly, securities of the Company carrying more than 10 per cent of the voting rights attached to all the Company’s outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person or company as underwriter in the course of a distribution, or

(B)

a combination of beneficial ownership of, and control or direction over, directly or indirectly, securities of the Company carrying more than 10 per cent of the voting rights attached to all the Company’s outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person or company as underwriter in the course of a distribution;

(p)	~~(n)~~“Involuntary Termination” means

(i)	in respect of any employee or executive officer of the Company or any of its Affiliates:

(A)

any express or implied termination by the Company or any of its Affiliates of such employee or executive officer’s employment which is not due to the termination of his or her employment for cause or on account of death or Disability;

(B)

the assignment of duties to such employee or executive officer that are materially and negatively inconsistent with his or her position, duties, responsibilities and status immediately prior to such assignment;

(C)	any material reduction of such employee’s or executive officer’s total compensation including base salary and incentive compensation package, vacation entitlement or employee benefits; or

(D)

any change in excess of 100 kilometres in the location at which the employee or executive officer predominantly performs his or her duties without his or her consent, except for required travel on business to an extent substantially consistent with his or her business obligations; and

(ii)

in respect of any director who is not an employee or executive officer of the Company or any of its Affiliates, such director ceasing to be a director for any reason other than as a result of voluntary resignation, death or Disability, including, for greater certainty, ceasing to be a director as a result of resignation following a request therefor or following a material reduction in the director’s compensation, removal or failure to be elected or appointed.

~~(o)~~	~~“insider” means an “insider” as defined under Section 1 of the Securities Act (Ontario);~~

~~(p)~~

~~“IPO” means an initial public offering by the Company of its Shares by way of prospectus or registration statement filed with the applicable securities regulatory authorities in a province of Canada or the United States, as applicable;~~

(q)	“Notice of Grant” means a notice of grant in substantially the form attached hereto as Schedule “A”;

(r)	“Participant” means an Eligible Person to whom a Stock Option has been granted;

(s)

“Permitted Assign” means, ~~for~~ with respect to an employee, executive officer, director or Consultant of the Company or an Affiliate, any of the following persons to the extent permitted under the Company’s Form S-8 Registration Statement covering the issuance of shares under the Plan as in effect at the time of the proposed assignment:

(i)	a trustee, custodian or administrator acting on behalf of, or for the benefit of the person;

(ii)	a holding entity of the person;

(iii)	an RRSP or RRIF of the person;

(iv)	a spouse of the person;

(v)	a trustee, custodian or administrator acting on behalf of, or for the benefit of the spouse of the person;

(vi)	a holding entity of the spouse of the person; or

(vii)	an RRSP or a RRIF of the spouse of the person.

(t)	“Plan” means this Amended and Restated Stock Option Plan;

(u)	“Reserved for Issuance” means Shares which may be issued upon the exercise of Stock Options;

(v)	“RRIF” means a registered retirement income fund as defined in the Income Tax Act (Canada);

(w)	“RRSP” means a registered retirement savings plan as defined in the Income Tax Act (Canada);

(x)

“Shares” means common shares in the capital of the Company, or any other shares of the Company as the Board may from time to time determine, and includes any shares of the Company into which such shares may be changed, classified, reclassified, subdivided, consolidated or converted from time to time;

(y)	“Stock Option” means an option to purchase Shares from treasury granted hereunder to a Participant;

(z)

“Stock Exchange” means the ~~Toronto Stock Exchange~~ National Association of Securities Dealers Automated Quotations (Nasdaq) or such other stock exchange or quotation system on which the Shares are listed or quoted from time to time;

(aa)

“Substitution Event” means (i) a Change of Control, or (ii) a merger, amalgamation, arrangement, business combination or other transaction pursuant to which the Shares of the Company are converted into, or exchanged for, other property, whether in the form of securities of another corporation, cash or otherwise;

(bb)	“Termination Date” means the date on which a Participant ceases to be an Eligible Person;

(cc)

“Transfer” includes any sale, exchange, assignment, gift, bequest, disposition, mortgage, charge, pledge, encumbrance, grant of security interest or other arrangement by which possession, legal title, beneficial ownership or the risk of economic exposure passes from one person to another, or to the same person in a different capacity, whether or not voluntary or not voluntary and whether or not for value, and any agreement to effect any of the foregoing; and

(dd)

“Vesting Date” means the date or dates determined in accordance with ~~Section~~ Section 2.3 on and after which a particular Stock Option, or any part thereof, may be exercised, subject to amendment or acceleration from time to time in accordance with the terms hereof.

(2)	In this Plan words importing the singular number include the plural and vice versa and words importing the masculine gender includes the feminine.

(3)	~~This~~ Except as otherwise specifically provided to the contrary below, this Plan is to be governed by and interpreted in accordance with the laws of the ~~Province of Ontario~~State of Delaware.

Section 1.2     Administration

(a)

The Board, or such committee of the Board to which the Board may choose to delegate such authority, will administer this Plan. In the event of such delegation, all references to the term “Board” will be deemed to include references to such committee.

(b)

Subject to the limitations of this Plan, the Board has the authority: (i) to grant Options to purchase Shares to Eligible Persons; (ii) to determine the terms, including the limitations, restrictions, vesting period and conditions, if any, upon such grants; (iii) to interpret this Plan and to adopt, amend and rescind such administrative guidelines and other rules relating to this Plan as it may from time to time deem advisable, subject to required prior approval by any applicable Stock Exchange or Governmental Entity; and (iv) to make all other determinations and to take all other actions in connection with the implementation and administration of this Plan as it may deem necessary or advisable. The Board’s guidelines, rules, interpretations and determinations will be conclusive and binding upon the Company and all Participants and Eligible Persons. No member of the Board or any person acting pursuant to authority delegated by it hereunder shall be liable for any action or determination in connection with the Plan made or taken in good faith, and the Company shall indemnify and save harmless each member of the Board with respect to any such action or determination provided that it was made or taken in good faith.

Section 1.3     Shares Reserved

(a)

The maximum number of Shares Reserved for Issuance under the Plan (and under any other share compensation arrangements of the Company) shall be equal to 10% of the number of shares in the capital of the Company that are outstanding from time to time. For greater certainty, any increase in the issued and outstanding Shares will result in an increase in the available number of the Shares issuable under the Plan, and any exercise of options will make new grants available under the Plan.

(b)	In addition to the foregoing, ~~immediately following the Company’s IPO:~~

(i)

the number of Shares issuable to insiders, at any time, under all security based compensation arrangements of the Company, cannot exceed 10% of the number of Shares in the capital of the Company that are outstanding from time to time; and

(ii)

the number of Shares issued to insiders, within any one year period, under all security based compensation arrangements, cannot exceed 10% of the number of Shares in the capital of the Company that are outstanding from time to time.

ARTICLE 2

SHARE OPTION PLAN

Section 2.1     Application

Grants of Stock Options to Eligible Persons shall be governed by this Article 2.

Section 2.2     Grants

The Board may from time to time in its sole discretion determine those Eligible Persons, if any, to whom Stock Options are to be granted, the terms of any such grant and the number of Shares in respect of which each Stock Option may be exercised. The award of a Stock Option to an Eligible Person at any time shall neither entitle such Eligible Person to receive nor preclude such Eligible Person from receiving a subsequent Stock Option.

Section 2.3     Expiry Date; Vesting of Options

(a)

Subject to ~~Section~~ Section 2.5 and any applicable rules of the Stock Exchange, and unless otherwise fixed by the Board at the time the particular Stock Option is granted and set forth in the Notice of Grant, the Expiry Date of a Stock Option will be the seventh (7th) anniversary of the Date of Grant.

(b)

Unless otherwise fixed by the Board at the time the particular Stock Option is granted and set forth in the Notice of Grant, or unless otherwise determined by the Board in its sole discretion at or any time following the date that a particular Stock Option is granted, and subject to Section 2.5, Stock Options will vest over a three (3) year period and may be exercised in whole or in part at any time from time to time as follows:

PERIOD	NUMBER OF STOCK OPTIONS VESTED
On or after the first anniversary of Date of Grant	34%
On or after the second anniversary of Date of Grant	33%
On or after the third anniversary of Date of Grant	33%

Section 2.4     Exercise Price

The exercise price for the Shares underlying a Stock Option will be not less than the Exercise Price.

Section 2.5     Termination, Retirement, Death, Departure

Any Stock Option or part thereof not exercised within the Exercise Period will terminate and become null, void and of no effect as of the day immediately following the Expiry Date determined under Section 2.3(a) hereof, unless the Expiry Date is determined to be an earlier date as follows:

(a)

Death – The Expiry Date of a Stock Option held by a Participant that had vested immediately prior to his or her death will be the earlier of the expiry date shown on the relevant Notice of Grant and the date that is one hundred and eighty (180) days after the date of his or her death. Stock Options that are outstanding but unvested immediately prior to a Participant’s death will immediately terminate and become null, void and of no effect upon the death of the Participant. If a Participant dies, the legal representatives of the Participant may exercise such of the Participant’s Stock Options that, by their terms, were exercisable on the date of death, prior to the Expiry Date.

(b)

Disability – In the event of the Disability of a Participant, the Board may in its discretion determine that such Participant shall no longer be an Eligible Person. In the event a Participant ceases to be an Eligible Person as a result of Disability, then the Expiry Date of a Stock Option that had vested on the date such Participant ceases to be an Eligible Person will be the earlier of the expiry date shown on the relevant Notice of Grant and the date one hundred and eighty (180) days following the date such Participant ceases to be an Eligible Person. Stock Options that are outstanding but unvested on the date such Participant ceases to be an Eligible Person will immediately terminate and become null, void and of no effect.

(c)

Retirement – In the event a Participant ceases to be an Eligible Person as a result of his or her retirement in accordance with the Company’s then applicable retirement policy or a determination of the Board, the Expiry Date of a Stock Option that had vested on the date such Participant ceases to be an Eligible Person will be the earlier of the Expiry Date shown on the relevant Notice of Grant and the date one hundred and eighty (180) days following the date such Participant ceases to be an Eligible Person. The Stock Options that are outstanding but unvested on the date such Participant ceases to be an Eligible Person will immediately terminate and become null, void and of no effect.

(d)

Termination for Cause – If the employment of a Participant is terminated for cause, all vested and unvested Stock Options held by such Participant will immediately terminate and become null, void and of no effect on the date on which the Company, or any of its Affiliates, gives a notice of termination for cause to such Participant. For purposes of the Plan, a Participant’s employment shall conclusively be deemed to have been terminated for cause on the date that such Participant received notice of termination (and for greater certainty shall not include any notice period required by any applicable statute or common law).

(e)

Voluntary Resignation or Termination without Cause – In the event a Participant ceases to be an Eligible Person as a result of his or her voluntary resignation or termination without cause from any position or employment with the Company or its Affiliates (other than his or her retirement), then the Expiry Date of a Stock Option that had vested on the date such Participant ceases to be an Eligible Person will be the earlier of the Expiry Date shown on the relevant Notice of Grant and the date thirty (30) days following the date such Participant ceases to be an Eligible Person. The Stock Options that are outstanding but unvested on the date such Participant ceases to be an Eligible Person will, subject to Section 5.1, immediately terminate and become null, void and of no effect. For purposes of the Plan, a Participant’s employment shall conclusively be deemed to have ceased on the date that such Participant ceases to be actually and actively employed by the Company or its Affiliates (and for greater certainty shall not include any notice period required by any applicable statute or common law).

(f)

Ceasing to be a Director – In the event that a Participant who is a director of the Company (and not an employee or executive officer of the Company or any of its Affiliates) ceases to be a director, then the Expiry Date of a Stock Option that had vested on the date such Participant ceases to be a director will be the earlier of the Expiry Date shown on the relevant Notice of Grant and the date that is one hundred and eighty (180) days following the date such Participant ceases to be an Eligible Person. The Stock Options that are outstanding but unvested on the date such Participant ceases to be a director will, subject to Section 5.1, immediately terminate and become null, void and of no effect.

(g)

Discretion of Board – Notwithstanding ~~Section~~ Section 2.5(a), (b), (c), (d), (e) or (f) above, but subject to applicable laws, rules and regulations of any applicable Stock Exchange or Governmental Entity, the Board may, in its sole discretion, extend the Expiry Date of any Stock Options in whole or in part, but in no event later than the earlier of ten years after the Date of Grant or the maximum term permitted in Section 2.3(a) above.

Section 2.6     Notice of Grant

Each Stock Option must be confirmed, and will be governed, by a Notice of Grant signed by the Company and the Participant.

Section 2.7     Payment of Exercise Price; Exercise of Stock Options

(a)

Stock Options may only be exercised by the Participant or his or her legal representative. Participants may exercise their Stock Options, subject to the restrictions set out below, to acquire Shares by delivering to the Company a notice of option exercise (the “Exercise Notice”), substantially in the form attached hereto as Schedule “B”, together with a bank draft or certified cheque in an amount equal to the aggregate Exercise Price of the Shares to be purchased pursuant to the exercise of Stock Options or pursuant to any cashless exercise program in effect from time to time (if applicable).

(b)

Notwithstanding ~~Section~~ Section 2.7(a) hereof, but subject to any adjustments contemplated by ~~Section~~ Section 5.2, Stock Options may not be exercised unless the aggregate purchase price of the Shares acquired on exercise of such Stock Options is greater than or equal to CDN$1,000.

(c)

Subject to any provisions of the Plan to the contrary, including Section 5.8 below, as soon as practicable following the receipt of the Exercise Notice and a bank draft or certified cheque in accordance with Section 2.7(a), the Company will deliver to the Participant a certificate for the Shares so purchased.

(d)

~~The~~ Subject to Section 5.8 below, the issuance of Shares by the Company to a Participant pursuant to the exercise of any Stock Option is subject to compliance with all applicable laws, rules and regulations of all Governmental Entities applicable to the issuance and distribution of such Shares and to the requirements of any Stock Exchange on which the Shares may be listed or quoted, including any requirements with respect to the legending of certificates representing the Shares issued pursuant to the exercise of any Stock Option. The Participant agrees: (i) to comply with all such laws, rules, regulations and requirements, (ii) to furnish to the Company any information, report and/or undertakings required to comply with all such laws, rules, regulations and requirements, and (iii) to fully cooperate with the Company in complying with such laws, rules, regulations and requirements.

(e)

Any Stock Option granted under the Plan shall be subject to the provision that the Company shall require the Participant to reimburse the Company for any amounts required to be paid by the Company to any taxing or other Governmental Entity on behalf of the Participant or on its own behalf in respect of the grant of the Options hereunder or the issuance or disposition of the Shares including, without limitation, excise, employment, income or withholding taxes. In lieu thereof, the grant of the Stock Options and the issuance of the Shares upon the exercise thereof by the Participant is conditional upon the Company’s reservation, in its discretion, of the right to withhold, consistent with any applicable law, from any compensation or other amounts payable to the Participant, any amounts required to be paid by the Company to any taxing or other Governmental Entity on behalf of the Participant or its own behalf under any federal, provincial, state or local law as a result of the grant or exercise of the Stock Option or the issuance or disposition of the Shares. To the extent that compensation or other amounts, if any, payable to the Participant are insufficient to pay any amounts required to be so paid by the Company, the Company may, in its sole discretion, require the Participant, as a condition to the exercise of the Stock Option, to pay in bank draft or by certified cheque to the Company an amount sufficient to cover such liability or otherwise make adequate provision for the Company’s satisfaction of its obligations under federal, provincial, state and/or local law, including, without limitation, (i) the holding by the Company of the share certificate to which the Participant is entitled upon the exercise of the Option as security for the payment of such obligation, until cash sufficient to pay that liability has accumulated; (ii) to retain some or all of the Shares, having a fair market value at the date of the exercise of the Option which is equal to the amount of the Company’s obligations set forth above; or (iii) to direct the Participant’s selling broker to withhold from the proceeds realized from the sale of the Shares an amount which is equal to the Company’s obligations set forth above and to pay such amount directly to the Company.

(f)

In the event that a Participant receives Shares from the Company in satisfaction of a grant of Stock Options during a Company-imposed black-out period, the Participant shall not be entitled to sell or otherwise dispose of such Shares until such black-out period has expired. In the event that a Participant’s Stock Options are set to expire during a black-out period, such expiry date shall be automatically extended for ten (10) business days after the expiry of the black-out period following the date the relevant black-out period is lifted, terminated or removed, but not later than the earlier of ten years after the Date of Grant or the maximum term permitted in Section 2.3(a) above.

Section 2.8     Amendment of Option Terms

(1)

The Board may, subject to any necessary regulatory approval, at its discretion from time to time, amend the Plan and the terms and conditions of any Stock Option thereafter to be granted and, without limiting the generality of the foregoing, may make such amendment for the purpose of complying with any changes in any relevant law, rule, regulation, regulatory requirement or requirement of the Stock Exchange, or for any other purpose which may be permitted by law, provided always that any such amendment will:

(a)	not adversely alter or impair any Stock Option previously granted except as permitted by the terms of this Plan;

(b)	be in compliance with applicable law and subject to any regulatory approvals including, where required, the approval of the Stock Exchange; and

(c)	be subject to shareholder approval, where required by law, the requirements of the Stock Exchange or this Plan or any Governmental Entity.

(2)

Subject to ~~Section~~ Section 2.8(1), the Board may from time to time, in its discretion and without the approval of shareholders or Participants, make changes to the Plan or any Stock Option that does not require the approval of Shareholders under Section 2.8(3) (if applicable), which may include but are not limited to:

(a)

any amendment of a “housekeeping” nature, including without limitation those made to clarify the meaning of an existing provision of the Plan, correct or supplement any provision of the Plan that is inconsistent with any other provision of the Plan, correct any grammatical or typographical errors or amend the definitions in the Plan regarding administration of the Plan;

(b)	changes that alter, extend or accelerate the terms of vesting or settlement applicable to any Stock Options;

(c)	any amendment to the Plan respecting administration and eligibility for participation under the Plan; and

(d)

an amendment of the Plan or a Stock Option as necessary to comply with applicable law or the requirements of the Stock Exchange or any other Governmental Entity or regulatory body having authority over the Company, the Plan, the Participants or the shareholders.

(3)	~~On or following an IPO, shareholder~~ Shareholder approval is required for the following amendments to the Plan:

(a)

any increase in the maximum number of Shares that may be issuable from treasury pursuant to Stock Options granted under the Plan (as set out in Section 2.2), other than an adjustment pursuant to Section 5.2;

(b)	extends the time for which a Stock Option expires beyond its original expiry date; ~~and~~

(c)	is required to comply with Stock Exchange listing requirements; and

(d)	~~(c)~~any amendment to ~~Section~~ Section 2.8(2) and this Section 2.8(3).

~~(4)~~

~~no such amendment to the Plan shall cause the Plan to cease to be a plan described in section 7 of the Income Tax Act (Canada) or any successor to such provision. For greater certainty, prior to an IPO, only approval of the Board is required for amendments to the Plan set out in Section  Section  2.8(3) above.~~

Section 2.9     Assignment of Stock Options

Stock Options (and any rights thereunder) are not assignable or Transferable. Any purported assignment or Transfer of Stock Options will not be recognized by the Company and will result in the immediate expiry and termination of any such Stock Options and any rights relating thereto.

Section  2.10     Repricing

Without prior stockholder approval the Board may (a) reprice Stock Options (and where such repricing is a reduction in the Exercise Price of outstanding Options, the consent of the affected Participants is not required provided written notice is provided to them, notwithstanding any adverse tax consequences to them arising from the repricing), and (b) with the consent of the respective Participants (unless not required pursuant to Article 3 of the Plan), pay cash in exchange for the surrender and cancellation of any, or all, outstanding Options.

Section 2.11     Voting and Dividends

No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares.

Section 2.12      ~~Section  2.10~~Alternative Share Compensation Arrangements

Notwithstanding any other provision of this Plan, the Board may, in its discretion, enter into alternative share compensation arrangements with non-resident directors of the Company if the Board determines that the tax consequences of granting Stock Options under this Plan to such non-resident directors are adverse to such non-resident directors as compared to the tax consequences of Stock Option grants to directors that are not non-residents. In such circumstances the Board may choose to structure an alternative share compensation arrangement that does not provide adverse tax consequences to such non-resident directors, but that is substantially economically equivalent, in the Board’s determination, to the grant of Stock Options under the Plan and is not otherwise materially prejudicial to the Company. For greater certainty, any Shares issued pursuant to any alternative share compensation arrangements under this Section 2.10 shall be considered to be Stock Options for the purposes of determining the number of Shares issuable pursuant to this Plan.

ARTICLE 3

ASSUMPTION OR SUBSTITUTION OF STOCK OPTIONS

Section 3.1     Substitution

(a)	In the event of a Substitution Event, any surviving or acquiring corporation must, unless Article 4 applies:

(i)	assume any Stock Option outstanding under the Plan on substantially the same economic terms and conditions as the Plan; or

(ii)

substitute or replace similar stock options (including an award to acquire the same consideration paid to the securityholders of the Company in the transaction effecting the Substitution Event) for those Stock Options outstanding under the Plan on substantially the same economic terms and conditions as the Plan.

(b)

In the event any surviving or acquiring Company neglects or refuses (as determined by the Board, acting reasonably) to assume any Stock Options or to substitute or replace similar stock options for those outstanding Stock Options under the Plan in connection with a Substitution Event, then with respect to any Stock Options held by Participants, the vesting of such Stock Options (and, if applicable, the time during which such Stock Options may be exercised) will automatically and without further action by the Board or the Company be immediately accelerated so that such Stock Options will be fully vested. In addition, in such event, the Board may determine that outstanding Stock Options will terminate if not exercised (if applicable) at or prior to such Substitution Event.

(c)

No fractional Shares or other security will be issued upon the exercise of any Stock Option and, accordingly, if as a result of a Substitution Event or otherwise, a Participant would become entitled to a fractional Share or other security, such Participant will have the right to acquire only the next lowest whole number of Shares or other security and no payment or other adjustment will be made with respect to the fractional interest so disregarded; provided, however, that a cash payment equal to the value of all fractional interests disregarded pursuant to this Section 3.1(c) shall be made to a Participant if the number of Stock Options so disregarded exceeds five percent (5%) of the total number of Stock Options exercised by such Participant.

(d)

Notwithstanding any other provision of this Plan, in the event of a potential Substitution Event, the Board may, in its discretion: (i) terminate, conditionally or otherwise and on such terms as it sees fit, the Stock Options not exercised following successful completion of such Substitution Event; and (ii) accelerate, conditionally or otherwise and on such terms as it sees fit, the Vesting Date or otherwise modify the terms of the Stock Options to assist the Participants to obtain the advantage of holding Shares during the Substitution Event. If the Substitution Event referred to in this Article 3 is not completed during the time specified therein (as the same may be extended), the Stock Options which vested pursuant to this Article 3 must be returned by the Participant to the Company and will be reinstated as unvested Stock Options and the original terms applicable to such Stock Options will apply. If any of the Stock Options that vested pursuant to this Article 3 were exercised, such Shares must be returned to the Company for cancellation. The determination of the Board in respect of any such Substitution Event will for the purposes of this Plan be final, conclusive and binding.

ARTICLE 4

TAKE-OVER BIDS

Section 4.1     Take-over Bids

(a)

In the event of a “potential change of control following a take-over bid” (as defined herein), the Board may, in its discretion, conditionally or otherwise and on such terms as it sees fit, accelerate the Vesting Date of all of a Participant’s unvested Stock Options to a date prior to the expiry date of such bid or offer, such that all of a Participant’s Stock Options will immediately vest at such time and the Vesting Date in connection with such Stock Options will be adjusted accordingly. In such event, all Stock Options so vested will be exercisable, conditionally or otherwise, from such date until their respective Expiry Dates so as to permit the Participant to tender the Shares received upon such exercise pursuant to the bid or offer. For purposes of this Article 4, a “potential change of control following a take-over bid” will be deemed to occur upon a formal bid or tender offer for Shares being made as a result of which the offeror and its affiliates would, if successful, beneficially own, directly or indirectly, fifty percent (50%) or more of the Shares then outstanding.

(b)

Notwithstanding any other provisions of this Plan, in the event of a potential change of control following a take-over bid, the Board will have the power, if determined appropriate (i) to terminate, conditionally or otherwise and on such terms as it sees fit, the Stock Options not exercised following successful completion of such event, and/or (ii) to modify the terms of the Stock Options, conditionally or otherwise and on such terms as it sees fit, in order to assist the Participants to tender their securities into the take-over bid, including for greater certainty permitting such Participants to exercise their Stock Options on a “cashless” basis. For greater certainty, in the event that the acquiring entity acquires one hundred percent (100%) of the outstanding Shares following the take-over bid, the Board will have the power, if determined appropriate, to terminate the Stock Options not exercised upon the expiry of the time period for tendering to the acquiring entity for purchase.

(c)

If the take-over bid referred to in ~~Section~~ Section 4.1(a) is not completed within the time specified therein (as the same may be extended), the Stock Options that vested pursuant to ~~Section~~ Section 4.1(a) (if any) must be returned by the Participant to the Company and will be reinstated as unvested Stock Options and the original terms applicable to such Stock Options will apply. If any of the Stock Options that vested pursuant to this Section 4.1(a) (if any) were exercised, such Shares must be returned to the Company for cancellation. The determination of the Board with respect to any such event will for the purposes of this Plan be final, conclusive and binding.

ARTICLE 5

MISCELLANEOUS

Section 5.1     Involuntary Termination

In the event of an Involuntary Termination of the Participant at any time within the ninety (90) day period prior to or the one hundred and eighty (180) day period following the date of completion of the transaction effecting a Substitution Event, all of the Participant’s unvested Stock Options will immediately vest, and the Vesting Date in connection with such Stock Options will be adjusted accordingly.

Section 5.2     Capital Adjustments

If there is any change in the outstanding Shares by reason of a stock dividend or split, recapitalization, consolidation, combination or exchange of shares, reclassification, conversion or other fundamental corporate change, the Board will make, subject to any prior approval required of the Stock Exchange or other applicable Governmental Entities, if any, an appropriate substitution or adjustment to the Shares or other securities of the Company, including in (i) the number or kind of shares or other securities reserved for issuance pursuant to this Plan; and (ii) the exercise price of those unexercised Stock Options; provided, however, that no substitution or adjustment will obligate the Company to issue fractional Shares upon the exercise of a Stock Option.

Section 5.3     Non-Exclusivity

Nothing contained herein will prevent the Board from adopting other or additional compensation arrangements for the benefit of any Eligible Person or Participant, subject to any required Stock Exchange, regulatory or shareholder approval.

Section 5.4     Termination

(a)

The Board may amend, suspend or terminate this Plan or any portion thereof at any time in accordance with applicable legislation, and subject to any required regulatory or shareholder approval. Subject to Articles 3 and 4 hereof, no amendment, suspension or termination will alter or impair any Stock Options under the Plan, or any rights pursuant thereto, granted previously to any Participant without the consent of that Participant.

(b)

If this Plan is terminated, the provisions of this Plan and any administrative guidelines, and other rules adopted by the Board and in force at the time of this Plan, will continue in effect as long as any Stock Options under the Plan or any rights pursuant thereto remain outstanding. However, notwithstanding the termination of the Plan, the Board may make any amendments to the Plan or Stock Options it would be entitled to make if the Plan were still in effect.

Section 5.5     Compliance with Legislation

The Board may postpone or adjust the exercise of any Stock Option or the issue of any Shares pursuant to this Plan as the Board in its discretion may deem necessary in order to permit the Company to effect or maintain qualification of this Plan or the Shares issuable pursuant thereto under the securities laws of any applicable jurisdiction, or to determine that the Shares and this Plan are exempt from such registration. The Company is not obligated by any provision of this Plan or any grant hereunder to sell or issue shares in violation of any applicable law. In addition, if the Shares are listed on a Stock Exchange, the Company will have no obligation to issue any Shares pursuant to this Plan unless the Shares have been duly listed, upon official notice of issuance, on the Stock Exchange on which the Shares are listed for trading.

Section 5.6     Effective Date; Term

This restatement of the Plan will become effective upon its approval by the Board and the Company’s stockholders in accordance with applicable law. Unless earlier terminated as provided herein, this restatement of the Plan will become effective on the Effective Date and will terminate ten (10) years from the date this Plan is adopted by the Board. The restatement of the Plan shall only apply to Stock Options granted on or after the Effective Date.

Section 5.7      Stockholder Approval

This Plan will be submitted for the approval of the Company’s stockholders, consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board.

Section 5.8      Securities Law Compliance and other Regulatory Requirements

A Stock Option will not be effective unless it is granted in compliance with all applicable U.S. and foreign federal and state securities and exchange control and other laws, rules, and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares underlying the Stock Options may then be listed or quoted, as they are in effect on the Date of Grant of the Stock Option and also on the date of exercise or other issuance. Notwithstanding any other provision in the Plan, the Company will have no obligation to issue or deliver certificates for hares under the Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable and/or (b) completion of any registration or other qualification of such Shares under any state, federal, or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the U.S. Securities and Exchange Commission or to effect compliance with the registration, qualification, or listing requirements of any foreign or state securities laws, exchange control laws, stock exchange, or automated quotation system, and the Company will have no liability for any inability or failure to do so.

Section 5.9     Insider Trading Policy

Each Participant who receives a Stock Option will comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Eligible Persons, as well as with any applicable insider trading or market abuse laws to which the Participant may be subject.

Section 5.10      All Awards Subject to Company Clawback or Recoupment Policy

All Stock Options, subject to applicable law, will be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law or Stock Exchange listing requirement during the term of a Participant’s employment or other service with the Company that is applicable to officers, Employees, Directors. Consultants or other service providers of the Company, and in addition to any other remedies available under such policy and applicable law, may require the cancellation of outstanding Stock Options and the recoupment of any gains realized with respect to Stock Options.

~~This Plan will become effective upon the approval of the Plan by the Board.~~

Section 5.11      ~~Section  5.7~~No Other Rights

Nothing herein contained and no grant of Stock Options pursuant to the Plan shall be deemed to give any Eligible Person the right to be retained as an Eligible Person or the right to be retained as an employee, executive officer, director or Consultant of the Company. For greater certainty, a period of notice, if any, or payment in lieu thereof, upon termination of employment, wrongful or otherwise, shall not be considered as extending the period of employment for the purposes of the Plan. Stock Options are not Shares, and the grant of a Stock Option to an Eligible Person does not entitle such Eligible Person to any rights as a shareholder of the Company.

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SCHEDULE “A”

NOTICE OF GRANT OF STOCK OPTIONS

AKUMIN INC.

Telephone: ●

Facsimile: ●

[Name & Address]	[Date]

Dear [Name]:

This is to advise you that in recognition of your contribution to our business, you have been selected to participate in the Amended and Restated Stock Option Plan (the “Plan”) of Akumin Inc. (the “Company”). On                  you were granted a stock option to acquire                 Shares of the Company at a price of $         per Share.

Your stock option is subject to the provisions of the Plan, a copy of which is attached to this notice. The stock option granted to you by the Company will be vested in accordance the Plan and as follows:

PERIOD	NUMBER OF STOCK OPTIONS VESTED
On or after the first anniversary of Date of Grant	34%
On or after the second anniversary of Date of Grant	33%
On or after the third anniversary of Date of Grant	33%

The Expiry Date of your stock options is                    .

By accepting this grant you represent and warrant to the Company that your participation in the Plan is voluntary and that you have not been induced to participate by expectation of engagement, appointment, employment, continued engagement, continued appointment or continued employment, as applicable.

The grant of options described above is strictly confidential and the information concerning the number or price of Shares granted under this option should not be disclosed to anyone.

Yours sincerely,

Riadh Zine
President and Chief Executive Officer

The undersigned acknowledges receipt of a copy of the Plan and acknowledges and agrees that the undersigned’s Stock Options are subject to and governed by the provisions of the Plan.

Dated this    day of        , 20    .

[Name]

SCHEDULE “B”

NOTICE OF OPTION EXERCISE

AKUMIN INC.

AMENDED AND RESTATED STOCK OPTION PLAN

To:	President and Chief Executive Officer, Akumin Inc. (the “Company”)

Please be advised that in connection with stock options granted to me under the Company’s Amended and Restated Stock Option Plan pursuant to the Notice of Grant of Stock Options dated                     (the “Stock Options”), the undersigned hereby wishes to exercise his or her option to purchase                 Shares (the “Option Shares”) in the capital of the Company at a price of $         per Option Share, for a total payment of $         (the “Exercise Payment”). I hereby agree to assist the Company in the filing of, and will file on a timely basis, all reports that I may be required to file under applicable securities laws. I understand that the fair market value assigned to my Stock Options for income tax purposes will be the closing price of the Shares of the Company on the Stock Exchange on the date of this exercise or as otherwise determined by the Company if the Shares are not then listed on a Stock Exchange. I further understand that this request to exercise my Stock Options is irrevocable.

Please find enclosed a bank draft or certified cheque in the amount of $        , representing the aggregate Exercise Payment payable to the Company in full payment for the Option Shares.

The Option Shares issued on the exercise of my Stock Options specified above are to be registered as follows:

(Print Registree’s Name)

(Address)

(Telephone Number)

(Facsimile Number)	(Optionee’s Signature)

(E-Mail Address)	(Date)

AKUMIN INC.

AMENDED AND RESTATED

RESTRICTED SHARE UNIT PLAN

Adopted as of

~~November 14~~April  18,  ~~2017~~ 2023

AKUMIN INC.

AMENDED AND RESTATED RESTRICTED SHARE UNIT PLAN

The purpose of this Amended and Restated Restricted Share Unit Plan (the “Plan”) is to advance the interests of the Company and its shareholders by providing to the directors, officers, employees and consultants of the Company a performance incentive for continued and improved services with the Company and its Affiliates.

Any awards that were granted prior to the approval by the Company’s shareholders of this plan restatement shall not in any way be amended or other impacted by the terms of set forth below, and instead shall be governed by the terms of the Plan in effect prior to such approval.

ARTICLE 1

INTERPRETATION

Section 1.1    Definitions

For the purposes of this Plan, the following terms shall have the following meanings:

(a)

“Affiliate” means a related entity of the Company within the meaning of National Instrument 45-106 – Prospectus Exemptions, as amended or replaced from time to time, SEC Rule 405 (§230.405) and the Company’s Form S-8 Registration Statement as in effect from time to time;

(b)	“Applicable Withholding Taxes” has the meaning given to that term in Section 2.6(1)~~1.5(1~~;

(c)

“Board” means the Board of Directors of the Company or, as applicable, such committee of the Board to which the Board may choose to delegate authority to administer the Plan or such persons subject to such terms and conditions as are permitted in accordance with Delaware corporate law;

(d)	“Business Day” means any day other than a Saturday, Sunday or statutory or civic holiday in the City of Toronto, Ontario;

(e)

“Cause” (i) if the Participant has a written employment agreement with the Company or an Affiliate in which “cause” is defined, “cause” as defined therein; or otherwise (ii) (A) the inability of the Participant to perform his duties due to a legal impediment such as an injunction, restraining order or other type of judicial judgment, decree or order entered against the Participant; (B) excessive absenteeism, flagrant neglect of duties, serious misconduct, or conviction of fraud; and (C) any other act or omission of the Participant which would in law permit an employer to, without notice or payment in lieu of notice, terminate the employment of an employee;

(f)	“Change of Control” means:

(i)

a reorganization, amalgamation, merger or other business combination (or a plan of arrangement in connection with any of the foregoing), other than solely involving the Company and any one or more of its Affiliates, with respect to which all or substantially all of the persons who were the beneficial owners of the Shares and other securities of the Company immediately prior to such reorganization, amalgamation, merger, business combination or plan of arrangement do not, following the completion of such reorganization, amalgamation, merger, business combination or plan of arrangement, beneficially own, directly or indirectly, more than fifty percent (50%) of the resulting voting rights (on a fully-diluted basis) of the Company or its successor;

(ii)	the sale to a person, other than an Affiliate of the Company, of all or substantially all of the Company’s assets; or

(iii)

a change in the composition of the Board, which occurs at a single meeting of the shareholders of the Company or upon the execution of a shareholders’ resolution, such that individuals who are members of the Board immediately prior to such meeting or resolution cease to constitute a majority of the Board, without the Board, as constituted immediately prior to such meeting or resolution, having approved of such change.

(g)

“Consultant” means a person or company, other than an employee, executive officer or director of the Company or an Affiliate, that: (i) is engaged to provide services to the Company or an Affiliate, other than services provided in relation to a distribution, (ii) provides the services under a written contract with the Company or an Affiliate, and (iii) spends or will spend a significant amount of time and attention on the affairs and business of the Company or an Affiliate, and includes, for an individual consultant, a corporation of which the individual consultant is an employee or shareholder, and a partnership of which the individual consultant is an employee or partner; provided however, a person or company shall not be treated as a Consultant if ineligible to receive a grant under the Company’s Form S-8 Registration Statement covering the issuance of shares under the Plan as in effect at the time immediately prior to payment of the Exercise Price;

(h)	“Company” means Akumin Inc. and its respective successors and assigns;

(i)

“Date of Grant” means the date on which a particular Restricted Share Unit is granted ~~by~~ to an Eligible Person under the ~~Board~~ Plan as evidenced by ~~the Grant Agreement pursuant to which the applicable Restricted Share Unit was granted~~written resolutions;

(j)	“Disability” means the inability of a Participant to perform the duties associated with his position for 270 consecutive days as a result of his incapacity due to physical or mental illness;

(k)

“Eligible Person” means, subject to all applicable laws, any employee, executive officer, director or Consultant of (i) the Company or (ii) any Affiliate of the Company (and includes any such person who is on a leave of absence authorized by the Board or the board of directors of any Affiliate), and also includes any Permitted Assign of any such person;

(l)

“Expire” means, with respect to a Restricted Share Unit, the termination of such Restricted Share Unit, on the occurrence of which such Restricted Share Unit is void, incapable of settlement, and of no value whatsoever; and Expires and Expired have a similar meaning;

(m)

“Governmental Entity” means any applicable (a) multinational, federal, provincial, state, municipal, local or other governmental or public department, commission, board, bureau or agency, (b) any subdivision or authority of any of the foregoing, or (c) any quasi-governmental body exercising (with proper jurisdiction) any regulatory or taxing authority under or in respect of any of the above;

(n)

“Grant Agreement” means an agreement between the Company and a Participant under which a Restricted Share Unit is granted, substantially in the form attached hereto as Schedule “A“ , as may be amended from time to time;

(o)	“insider” means ~~an “insider” as defined under Section 1 of the Securities Act (Ontario);~~:

(i)	a director or officer of the Company,

~~(p)~~

~~“IPO” means an initial public offering by the Company of its Shares by way of prospectus or registration statement filed with the applicable securities regulatory authorities in a province of Canada or the United States, as applicable;~~

~~(q)~~	~~“ITA” means the Income Tax Act (Canada), and the regulations thereunder;~~

(ii)	a director or officer of a person or company that is itself an insider or subsidiary of the Company, or

(iii)	a person or company that has,

(A)

beneficial ownership of, or control or direction over, directly or indirectly, securities of the Company carrying more than 10 per cent of the voting rights attached to all the Company’s outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person or company as underwriter in the course of a distribution, or

(B)

a combination of beneficial ownership of, and control or direction over, directly or indirectly, securities of the Company carrying more than 10 per cent of the voting rights attached to all the Company’s outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person or company as underwriter in the course of a distribution;

(p)

~~(r)~~“Market Value” means, in relation to a Share, (i) if the Shares are not listed on a Stock Exchange, the fair market value of the Share as determined by the Board; or (ii) if the Shares are listed on one or more Stock Exchanges, the volume weighted average trading price of the Shares on any Stock Exchange on which the Shares are listed for the five (5) immediately preceding trading days;

(q)	~~(s)~~“Participant” means an Eligible Person to whom a Restricted Share Unit has been granted;

(r)

~~(t)~~“Permitted Assign” means, ~~for~~ with respect to an employee, executive officer, director or Consultant of the Company or any Affiliate, any of the following persons to the extent permitted under the Company’s Form S-8 Registration Statement covering the issuance of shares under the Plan as in effect at the time of the proposed assignment:

(i)	a trustee, custodian or administrator acting on behalf of, or for the benefit of the person;

(ii)	a holding entity of the person;

(iii)	a registered retirement savings plan or registered retirement income fund of the person;

(iv)	a spouse of the person;

(v)	a trustee, custodian or administrator acting on behalf of, or for the benefit of the spouse of the person;

(vi)	a holding entity of the spouse of the person; or

(vii)	a registered retirement savings plan or registered retirement income fund of the spouse of the person.

(s)	~~(u)~~“Plan” means this Amended and Restated Restricted Share Unit Plan, as amended from time to time;

(t)

~~(v)~~“Restricted Share Unit” or “RSU” means a unit granted or credited to an RSU Participant’s notional account pursuant to the terms of this Plan that, subject to the provisions hereof, entitles an RSU Participant to receive one Share in accordance with the terms set forth in the Plan;

(u)	~~(w)~~“RSU Settlement Date” has the meaning ascribed thereto in Section 4.1(1)~~3.1(1~~;

(v)

~~(x)~~“Shares” means common shares in the capital of the Company, and includes any shares of the Company into which such shares may be changed, classified, reclassified, subdivided, consolidated or converted from time to time;

(w)

~~(y)~~“Share Compensation Arrangement” means any stock option, stock option plan, employee stock purchase plan, long-term incentive plan or any other compensation or incentive mechanism of the Company involving the issuance or potential issuance of securities of the Company from treasury, including without limitation a Share purchase from treasury which is financially assisted by the Company by way of a loan, guarantee or otherwise, but does not include any such arrangement which does not involve the issuance from treasury or potential issuance from treasury of securities of the Company;

(x)	~~(zz)~~“Shareholders” means holders of Shares;

(y)

~~(aa)~~“Stock Exchange” means the ~~TSX or, if the Shares are not listed or posted for trading on the TSX but are listed and posted for trading on another stock exchange, the~~ National Association of Securities Dealers Automated Quotations (Nasdaq) or such other stock exchange on which the Shares are listed or posted for trading from time to time;

(z)	~~(bb)~~“Stock Option Plan” means the Company’s Stock Option Plan adopted as of August 12, 2015, as may be amended from time to time;

(aa)

~~(cc)~~“Termination Date” means the date on which a Participant ceases to be an Eligible Person as a result of a termination of employment or retention with the Corporation or an Affiliate for any reason, including death, retirement, or resignation with or without cause. For the purposes of the Plan, a Participant’s employment or retention with the Corporation or an Affiliate shall be considered to have terminated effective on the last day of the Participant’s actual and active employment or retention with the Corporation or Affiliate, whether such day is selected by agreement with the individual, or unilaterally by the Participant or the Corporation or Affiliate, and whether with or without advance notice to the Participant. For the avoidance of doubt, no period of notice or pay in lieu of notice that is given or that ought to have been given under applicable law in respect of such termination of employment or retention that follows or is in respect of a period after the Participant’s last day of actual and active employment or retention shall be considered as extending the Participant’s period of employment or retention for the purposes of determining his entitlement under the Plan; and

~~(dd)~~	~~“TSX” means the Toronto Stock Exchange; and~~

(bb)

~~(ee)~~“Vesting Date” means the date or dates determined in accordance with the terms of the Grant Agreement entered into in respect of such Restricted Share Units (as described in Section 3.2~~2.2~~), on and after which a particular Restricted Share Unit will be settled, subject to amendment or acceleration from time to time in accordance with the terms hereof~~;~~.

Section 1.2     Interpretation

(1)

Whenever the Board is to exercise discretion or authority in the administration of the terms and conditions of this Plan, the term “discretion” or “authority” means the sole and absolute discretion of the Board.

(2)	In the Plan, words importing the singular shall include the plural and vice versa and words importing any gender include any other gender.

(3)	Unless otherwise specified in the Participant’s Grant Agreement, all references to money amounts are to ~~Canadian~~ United States currency.

(4)	As used herein, the terms “Article” and “Section” mean and refer to the specified Article and Section of this Plan, respectively.

(5)	The words “including” and “includes” mean “including (or includes) without limitation”.

ARTICLE 2

GENERAL PROVISIONS

Section 2.1    Administration~~.~~

(1)	The Board shall administer this Plan. Nothing contained herein shall prevent the Board from adopting other or additional Share Compensation Arrangements or other compensation arrangements.

(2)

Subject to the terms and conditions set forth herein, the Board has the authority: (i) to grant Restricted Share Units to Participants; (ii) to determine the terms, including the limitations, restrictions, vesting period and other conditions, if any, of such grants; (iii) to interpret this Plan and all agreements entered into hereunder; (iv) ~~on or following an IPO,~~ to adopt, amend and rescind such administrative guidelines and other rules relating to this Plan as it may from time to time deem advisable, subject to required prior approval by any applicable Stock Exchange or Governmental Entity; and (v) to make all other determinations and to take all other actions in connection with the implementation and administration of this Plan as it may deem necessary or advisable. The Board’s guidelines, rules, interpretations, and determinations shall be conclusive and binding upon the Company, its subsidiaries, and all Participants, Eligible Persons and their legal, personal representatives and beneficiaries.

(3)

Notwithstanding the foregoing or any other provision contained herein, the Board shall have the right to delegate the administration and operation of this Plan, in whole or in part, to a committee thereof. For greater certainty, any such delegation by the Board may be revoked at any time at the Board’s sole discretion.

(4)

No member of the Board or any person acting pursuant to authority delegated by it hereunder shall be liable for any action or determination in connection with the Plan made or taken in good faith, and the Company shall indemnify and save harmless each member of the Board with respect to any such action or determination provided that it was made or taken in good faith.

(5)

The Plan shall not in any way fetter, limit, obligate, restrict or constrain the Board with regard to the allotment or issue of any Shares or any other securities in the capital of the Company other than as specifically provided for in the Plan.

(6)

The Plan is considered an “evergreen” plan, since the shares covered by RSUs which have been issued shall be available for subsequent grants under the Plan and the number of RSUs available to grant increases as the number of issued and outstanding shares increases.

Section 2.2    Grant of RSUs, Shares Reserved and Participation Limits

(1)

Subject to the provisions of this Plan, the Board may grant RSUs to Participants upon the terms, conditions and limitations set forth herein and such other terms, conditions and limitations permitted by and not inconsistent with this Plan as the Board may determine, provided that:

(2)

~~(a)~~The maximum number of Shares which may be reserved for issuance under this Plan in respect of grants of Restricted Share Units to RSU Participants and pursuant to any other Share Compensation Arrangement of the Company (including under the Stock Option Plan) shall not exceed 10% of the issued and outstanding Shares from time to time on a non-diluted basis.

(3)

~~(b)~~The number of Shares subject to any grants of RSUs (or portions thereof) that ~~Expire or~~ are forfeited, surrendered, cancelled or otherwise terminated prior to the delivery of the Shares pursuant to a grant of RSUs shall automatically become available to be made and subject to new grants under this Plan. In addition, if an option under the Stock Option Plan expires, is forfeited, or is cancelled for any reason, the Shares subject to that option shall be available for grants under this Plan, subject to any required prior approval by the Stock Exchange, if applicable at that time.

(4)	~~(c)~~In addition to the foregoing,~~immediately following the Company’s IPO:~~

(a)

~~(i)~~the number of Shares issuable to insiders, at any time, under all Share Compensation Arrangements of the Company, cannot exceed 10% of the number of Shares in the capital of the Company that are outstanding from time to time; and

(b)

~~(ii)~~the number of Shares issued to insiders, within any one year period, under all Share Compensation Arrangements of the Company, cannot exceed 10% of the number of Shares in the capital of the Company that are outstanding from time to time.

(5)

~~(2)~~In the event that a Participant receives Shares from the Company in satisfaction of a grant of Restricted Share Units during a Company-imposed black-out period, the Participant shall not be entitled to sell or otherwise dispose of such Shares until such black-out period has expired. In the event that a Participant’s Restricted Shares Units are set to Expire during a black-out period, such expiry date shall be automatically extended for ten (10) Business Days after the expiry of the black-out period following the date the relevant black-out period is lifted, terminated or removed.

Section 2.3      ~~Section  1.2~~Amendment and Termination~~.~~

(1)

The Board may, in its sole discretion, suspend or terminate the Plan at any time or from time to time and/or amend or revise the terms of the Plan or of any Restricted Shares Units granted under the Plan and any Grant Agreement relating thereto provided that such suspension, termination, amendment, or revision shall:

(a)	not adversely alter or impair any Restricted Share Unit previously granted except as permitted by the terms of this Plan;

(b)	be in compliance with applicable law and subject to any regulatory approvals including, where required, the approval of the Stock Exchange; and

(c)	be subject to Shareholder approval, where required by law, the requirements of the Stock Exchange or this Plan.

(2)

If the Plan is terminated, the provisions of the Plan and any administrative guidelines and other rules and regulations adopted by the Board and in force with respect to outstanding Restricted Shares Units will continue in effect as long as any such Restricted Shares Unit or any rights pursuant thereto remain outstanding and, notwithstanding the termination of the Plan, the Board will remain able to make such interpretations and amendments to the Plan or the Restricted Shares Units as they would have been entitled to make if the Plan were still in effect.

(3)

Subject to Section 2.3(1)~~1.2(1~~, the Board may from time to time, in its discretion and without the approval of Shareholders or Participants, make changes to the Plan or any Restricted Shares Unit that do not require the approval of Shareholders under Section 2.3(4)~~1.2(4~~ (if applicable), which may include but are not limited to:

(a)

any amendment of a “housekeeping” nature, including without limitation those made to clarify the meaning of an existing provision of the Plan, correct or supplement any provision of the Plan that is inconsistent with any other provision of the Plan, correct any grammatical or typographical errors or amend the definitions in the Plan regarding administration of the Plan;

(b)	changes that alter, extend or accelerate the terms of vesting or settlement applicable to any Restricted Shares Units;

(c)	any amendment to the Plan respecting administration and eligibility for participation under the Plan; and

(d)

an amendment of the Plan or a Restricted Shares Unit as necessary to comply with applicable law or the requirements of the Stock Exchange or any other regulatory body having authority over the Company, the Plan, the Participants or the Shareholders.

(4)	~~On or following an IPO, shareholder~~ Shareholder approval is required for the following amendments to the Plan~~:~~

(a)

any increase in the maximum number of Shares that may be issuable from treasury pursuant to Restricted Shares Units granted under the Plan (as set out in Section 2.2), other than an adjustment pursuant to 0;

~~(b)~~	~~extends the time for which a Restricted Shares Unit Expires beyond its original expiry date; and~~

(b)	is required to comply with Stock Exchange listing requirements;

(c)	any amendment to Section ~~1.2(3~~2.3(3) and this Section ~~1.2(4).~~ 2.3(4).

~~(5)~~

~~No such amendment to the Plan shall cause the Plan to cease to be a plan described in section 7 of the ITA or any successor to such provision. For greater certainty, prior to an IPO, only approval of the Board is required for amendments to the Plan set out in 2.3(4) above.~~

Section 2.4      ~~Section  1.3~~Compliance with Legislation

(1)

The administration of the Plan (including any amendments thereto), the terms of the grant of any Restricted Shares Unit under the Plan, the grant of Restricted Shares Units, and the Company’s obligation to issue Shares shall be subject to all applicable federal, provincial, state and foreign laws, rules and regulations, the rules and regulations of the Stock Exchange and any other stock exchange on which the Shares are listed or posted for trading, if applicable, and to such approvals by any regulatory or governmental agency as may, in the opinion of counsel to the Company, be required. The Company shall not be obliged by any provision of the Plan or the grant of any Restricted Shares Unit hereunder to issue Shares in violation of such laws, rules and regulations or any condition of such approvals.

(2)

No Restricted Shares Unit shall be granted, and no Shares shall be issued hereunder, where such grant or issue would require registration of the Plan or of Shares under the securities laws of any foreign jurisdiction and any purported grant of any Restricted Shares Unit or purported issue of Shares hereunder in violation of this provision shall be void.

(3)

If applicable, the Company shall have no obligation to issue any Shares pursuant to this Plan unless upon official notice of issuance such Shares shall have been duly listed with the Stock Exchange (and any other stock exchange on which the Shares are listed or posted for trading). Shares issued to Participants pursuant to the settlement of Restricted Share Units may be subject to limitations on sale or resale under applicable securities laws.

(4)

Should the Board, in its sole and absolute discretion and subject to Section 2.3(5)~~1.2(5~~ determine that it is not desirable or feasible to provide for the settlement of Restricted Share Units, including by reason of any such laws, regulations, rules, orders or requirements, it shall notify the Participants of such determination and on receipt of such notice each Participant shall have the option of electing that such settlement obligations be satisfied by means of a cash payment by the Company equal to the Market Value of the vested Restricted Share Units. Each Participant shall comply with all such laws, regulations, rules, orders and requirements, and shall furnish the Company with any and all information and undertakings, as may be required to ensure compliance therewith.

Section 2.5    ~~Section 1.4~~Effective Date

~~The Plan will become effective upon the approval of the Plan by the Board.~~

The Plan will become effective upon its approval by the Board and the Company’s stockholders in accordance with applicable law. Unless earlier terminated as provided herein, this restatement of the Plan will become effective on the Effective Date and will terminate ten (10) years from the date this Plan is adopted by the Board. The restatement of the Plan shall only apply to Restricted Stock Units granted on or after the Effective Date.

Section 2.6      ~~Section  1.5~~Applicable Tax Withholdings and Deductions~~.~~

(1)

Notwithstanding any other provision contained herein, and together with Section 2.6(3)~~1.5(3~~ the Company or the relevant Affiliate, as applicable, shall be entitled to withhold from any amount payable to a Participant, either under this Plan or otherwise, such amounts as may be necessary so as to ensure that the Company or the relevant Affiliate is in compliance with all applicable withholding tax or other source deduction liabilities relating to the settlement of such Restricted Share Units (the “Applicable Withholding Taxes”).

(2)

It is the responsibility of the Participant to complete and file any tax returns which may be required within the periods specified in applicable laws as a result of the Participant’s participation in the Plan. The Company shall not be held responsible for any tax consequences to a Participant as a result of the Participant’s participation in the Plan and the Participant shall indemnify and save harmless the Company from and against any and all loss, liability, damage, penalty or expense (including reasonable legal expense), which may be asserted against the Company or which the Company may suffer or incur arising out of, resulting from, or relating in any manner whatsoever to any tax liability in connection therewith.

(3)	For greater certainty~~, unless not required under the ITA or any other applicable law~~, no Shares will be issued until:

(a)	an amount sufficient to cover the Applicable Withholding Taxes payable on the settlement of Restricted Share Units has been received by the Company; or

(b)

if possible, the Participant undertakes to arrange for such number of Shares to be sold as is necessary to raise an amount equal to the Applicable Withholding Taxes, and to cause the proceeds from the sale of such Shares to be delivered to the Company.

Section 2.7      ~~Section  1.6~~No Interest~~.~~

No interest or other amounts shall accrue to the Participant in respect of any amount payable by the Company to the Participant under this Plan or Restricted Share Unit.

Section 2.8    ~~Section 1.7~~Non-Transferability

Except as set forth herein, Restricted Share Units are not transferable. Restricted Share Units may be settled only by:

(a)	the Participant to whom the Restricted Share Units were granted;

(b)

with the Company’s prior written approval and subject to such conditions as the Company may stipulate, such Participant’s family or any registered retirement savings plans, registered retirement income funds, or tax-free savings accounts of which the Participant is and remains the annuitant;

(c)	upon the Participant’s death, by the legal representative of the Participant’s estate; or

(d)	upon the Participant’s Disability, the legal representative having authority to deal with the property of the Participant.

Section 2.9      ~~Section  1.8~~Participation in this Plan~~.~~

(1)

No Participant has any claim or right to be granted a Restricted Share Unit (including, without limitation, a Restricted Share Unit granted in substitution for any Restricted Share Unit that has expired pursuant to the terms of this Plan), and the granting of any Restricted Share Unit does not and is not to be construed as giving a Participant a right to continued employment or to remain a Consultant, director, officer or employee, as the case may be, of the Company or an Affiliate of the Company. Nothing contained in this Plan or in any Restricted Share Unit granted under this Plan shall interfere in any way with the rights of the Company or an Affiliate of the Company in connection with the employment, retention or termination of any such person.

(2)

No Participant has any rights or privileges as a Shareholder of the Company in respect of Shares that are issuable upon the settlement of a Restricted Share Unit pursuant to the terms of this Plan until the allotment and issuance to the Participant of certificates representing such Shares or the entry of such Participant’s name on the share register of the Company as the holder of Shares, and that person becomes the holder of record of those Shares. The Participant or the Participant’s legal representative shall not, by reason of the grant of any Restricted Share Unit, be considered to be a Shareholder of the Company until a Restricted Share Unit has been duly settled and Shares have been issued in respect thereof.

(3)

Restricted Share Units shall be credited to an unfunded notional bookkeeping account established and maintained by the Company in the name of each Participant. Notwithstanding any other provision of the Plan to the contrary, a Restricted Share Unit shall not be considered or construed as an actual investment in Shares. Participants shall have no legal or equitable rights, claims, or interest in any specific property or assets of the Company or any Affiliate. No assets of the Company or any Affiliate shall be held in any way as collateral security for the fulfillment of the obligations of the Company or any Affiliate under this Plan. Any and all of the Company’s or any Affiliate’s assets shall be, and remain, the general unrestricted assets of the Company or Affiliate.

(4)

The Company’s or any of its Affiliate’s obligation under this Plan shall be merely that of an unfunded and unsecured promise of the Company or such Affiliate to pay money in the future, and the rights of Participants shall be no greater than those of unsecured general creditors.

(5)

The Company makes no representation or warranty as to the future Market Value of the Shares or with respect to any income tax matters affecting the Participant resulting from the grant or settlement of a Restricted Share Unit or transactions in the Shares. With respect to any fluctuations in the Market Value of Shares, neither the Company, nor any of its directors, officers, employees, Shareholders or agents shall be liable for anything done or omitted to be done by such person or any other person with respect to the price, time, quantity or other conditions and circumstances of the issuance of Shares hereunder, or in any other manner related to the Plan. For greater certainty, no amount will be paid to, or in respect of, a Participant under the Plan or pursuant to any other arrangement, and no additional Restricted Share Units will be granted to such Participant to compensate for a downward fluctuation in the price of the Shares, nor will any other form of benefit be conferred upon, or in respect of, a Participant for such purpose. The Company does not assume responsibility for the income or other tax consequences resulting to the Participant and they are advised to consult with their own tax advisors.

Section 2.10    ~~Section 1.9~~Notice

Any Notice required to be given pursuant to the Plan must be in writing. All notices to the Company must be delivered personally, by prepaid registered mail or by email and must be addressed to the secretary of the Company. All notices to the Participant will be addressed to the principal address of the Participant on file with the Company. Either the Company or the Participant may designate a different address by written notice to the other. Such notices are deemed to be received: (i) if delivered personally, on the date of delivery; (ii) if sent by prepaid, registered mail, on the fifth Business Day following the date of mailing; or (iii) if sent by email, when the sender receives an email from the recipient acknowledging receipt, provided that an automatic “read receipt” does not constitute acknowledgment of an email for purposes hereof. Any notice given by either the Participant or the Company is not binding on the recipient thereof until received.

Section 2.11    ~~Section 1.10~~Right to Issue Other Shares

The Company shall not by virtue of this Plan be in any way restricted from declaring and paying stock dividends, issuing further Shares, repurchasing Shares or varying or amending its share capital or corporate structure.

Section 2.12      ~~Section  1.11~~Conformity to Plan

In the event that a Restricted Share Unit is granted or a Grant Agreement is executed which does not conform in all particulars with the provisions of this Plan, or purports to grant Restricted Share Units on terms different from those permitted under this Plan, the Restricted Share Unit, or the grant of such Restricted Share Unit shall not be in any way void or invalidated, but the Restricted Share Unit so granted will be adjusted to become, in all respects, in conformity with this Plan.

Section 2.13    ~~Section 1.12~~Dividend Equivalent Payments; Voting

(1)

No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares.

(2)

In the event a dividend becomes payable on the Shares prior to settlement of any then outstanding Restricted Stock Units, then on the payment date for such dividend, each Participant’s notional account shall, unless otherwise determined by the Board in respect of any grant of Restricted Share Units, be credited with additional Restricted Share Units (including fractional Restricted Share Units) of the same kind as credited in such Participant’s applicable notional account, the number of which shall be determined by dividing: (i) the amount determining by multiplying (a) the number of Restricted Share Units in such Participant’s notional account (whether vested or unvested) on the record date for the payment of such dividend by (b) the dividend paid per Share, by (ii) the Market Value of a Share on the dividend payment date for such dividend, in each case, with fractions computed to two decimal places. Such additional Restricted Share Units (including fractional Restricted Share Units), if credited, shall vest on the same basis as the underlying Restricted Share Units.

Section 2.14      ~~Section  1.13~~Adjustments~~.~~

Subject to any required approval by the Stock Exchange or regulatory authority, in the case of any merger, amalgamation, arrangement, rights offering, subdivision, consolidation, or reclassification of the Shares or other relevant change in the capitalization of the Company, or stock dividend or distribution (excluding dividends or distributions which may be paid in cash or in Shares at the option of the Shareholder), or exchange of the Shares for other securities or property, the Company shall make appropriate adjustments in the Shares issuable or amounts payable, as the case may be, as determined as appropriate by the Board, to preclude a dilution or enlargement of the benefits hereunder, and any such adjustment (or non-adjustment) by the Company shall be conclusive, final and binding upon the Participants. However, no amount will be paid to, or in respect of, the Participants under the Plan or pursuant to any other arrangement, and no additional Restricted Share Units will be granted to such Participant to compensation for a downward fluctuation in the price of the Shares, nor will any other form of benefit be conferred upon, or in respect of, a Participant for such purpose.

Section 2.15      ~~Section  1.14~~Cancellation of RSUs~~.~~

Upon payment in full of the value of the Restricted Share Units, the Restricted Share Units shall be cancelled and no further payments shall be made from the Plan in relation to such Restricted Share Units.

ARTICLE 3~~ARTICLE  2~~

~~Section 1.15     Governing Law~~

~~The Plan shall be governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein.~~RESTRICTED SHARE UNITS

Section 3.1      ~~Section  2.1~~Grant of Restricted Share Units~~.~~

(1)

Subject to the provisions of this Plan, the Board may grant Restricted Share Units to any Eligible Person upon the terms, conditions and limitations set forth herein and such other terms, conditions and limitations permitted by and not inconsistent with this Plan as the Board may in its sole discretion determine.

(2)	The grant of a Restricted Share Unit shall be evidenced by a Grant Agreement, signed on behalf of the Company.

(3)	The Company shall maintain a notional account for each Participant, in which shall be recorded the number of vested and unvested Restricted Share Units granted or credited to such Participant.

(4)

The grant of a Restricted Share Unit to a Participant, or the settlement of a Restricted Share Unit, under the Plan shall neither entitle such Participant to receive nor preclude such Participant from receiving subsequently granted Restricted Share Units.

Section 3.2      ~~Section  2.2~~Vesting~~.~~

Except as otherwise provided in a Participant’s Grant Agreement or any other provision of this Plan, the Vesting Dates shall be determined as below:

(a)	1/2 of the Restricted Share Units granted pursuant to Section 3.1~~2.1~~ shall vest on the first (1st) anniversary of the Date of Grant; and

(b)	1/2 of the Restricted Share Units granted pursuant to Section 3.1~~2.1~~ shall vest on the second (2nd) anniversary of the Date of Grant.

ARTICLE 4~~ARTICLE 3~~

SETTLEMENT ~~& EXPIRY~~AND FORFEITURE

Section 4.1    ~~Section 3.1~~Settlement of Restricted Share Units~~.~~

(1)

Except as otherwise provided in a Participant’s Grant Agreement or any other provision of this Plan all of the vested Restricted Share Units covered by a particular grant shall be settled as soon as practicable following their Vesting Date (the “RSU Settlement Date”).

(2)

Subject to Section 4.2~~3.2~~, settlement of Restricted Share Units shall take place promptly following the RSU Settlement Date and the Company shall deliver a share certificate to the Participant or the entry of the Participant’s name on the share register for the Shares.

Section 4.2      ~~Section  3.2~~Determination of Amounts~~.~~

For the purposes of determining the number of Shares from treasury to be issued and delivered to an Participant upon settlement of Restricted Share Units, such calculation will be made on the RSU Settlement Date based on the whole number of Shares equal to the whole number of vested Restricted Share Units then recorded in the Participant’s Restricted Share Unit notional account which the Participant desires to settle pursuant to the RSU Settlement Notice. Shares issued from treasury will be issued in consideration for the past services of the Participant to the Company and the entitlement of the Participant under this Plan shall be satisfied in full by such issuance of Shares. No fractional Shares shall be issued.

Section 4.3      ~~Section  3.3~~Termination~~.~~

(1)	Unless otherwise provided in the Participant’s Grant Agreement and regardless of any adverse or potentially adverse tax or other consequences resulting from the following:

(a)

if a Participant ceases to be an Eligible Person as a result of such Participant’s termination for Cause, any unvested Restricted Share Units held by such Participant shall Expire on the Termination Date and be of no further force or effect whatsoever and such Participant shall no longer be eligible for a grant of RSUs; and

(b)

if a Participant ceases to be Eligible Person as a result of such Participant’s retirement in accordance with the Company’s then applicable retirement policy or a determination of the Board, as a result of the Participant’s termination without Cause, Disability as a result of the Participant’s voluntary resignation from any position or employment with the Company or its Affiliates (other than his retirement), or as a result of such Participant’s death, any unvested Restricted Share Units held by such Participant shall vest and be settled on the Termination Date in accordance with Section 4.1~~3.1~~.

(2)

The Participant shall have no entitlement to damages or other compensation arising from or related to not receiving any awards which would have vested or accrued to such Participant after the date of cessation of employment or if working notice of termination has been given. However, nothing herein is intended to limit any statutory entitlements on termination and such statutory entitlements shall, if required, apply despite this language to the contrary. No period of notice or payment in lieu of notice that follows the Participant’s last day of actual and active employment shall be deemed to extend the period of employment for the purpose of determining the Participant’s rights or entitlements under the Plan.

ARTICLE 5~~ARTICLE  4~~

CHANGE OF CONTROL

Section 5.1      ~~Section  4.1~~Conversion or Exchange of Restricted Share Units~~.~~

Notwithstanding anything else in this Plan or any Grant Agreement, the Board has the right to provide for the conversion or exchange of any outstanding Restricted Share Units into or for units, rights or other securities in any entity participating in or resulting from a Change of Control, provided that the value of previously granted Restricted Share Units and the rights of Participants are not materially adversely affected by any such changes.

Section 5.2      ~~Section  4.2~~Acceleration of Vesting~~.~~

Unless otherwise provided in the Grant Agreement, if a Change of Control occurs and the Restricted Share Units are not converted or exchanged pursuant to Section  5.1~~4.1~~, the vesting of all Restricted Share Units shall be accelerated to the date of the Change of Control.

ARTICLE 6

MISCELLANEOUS

Section 6.1     Stockholder Approval

This Plan will be submitted for the approval of the Company’s stockholders, consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board.

Section 6.2     Securities Law Compliance and other Regulatory Requirements

A Restricted Stock Unit will not be effective unless it is granted in compliance with all applicable U.S. and foreign federal and state securities and exchange control and other laws, rules, and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares underlying the Stock Options may then be listed or quoted, as they are in effect on the Date of Grant of the Restricted Stock Unit and also on the date of exercise or other issuance. Notwithstanding any other provision in the Plan, the Company will have no obligation to issue or deliver certificates for hares under the Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable and/or (b) completion of any registration or other qualification of such Shares under any state, federal, or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the U.S. Securities and Exchange Commission or to effect compliance with the registration, qualification, or listing requirements of any foreign or state securities laws, exchange control laws, stock exchange, or automated quotation system, and the Company will have no liability for any inability or failure to do so.

Section 6.3     Insider Trading Policy

Each Participant who receives a Restricted Stock Unit will comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Eligible Persons, as well as with any applicable insider trading or market abuse laws to which the Participant may be subject.

Section 6.4     All Awards Subject to Company Clawback or Recoupment Policy

All Restricted Stock Units, subject to applicable law, will be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law or Stock Exchange listing requirement during the term of a Participant’s employment or other service with the Company that is applicable to officers, Employees, Directors. Consultants or other service providers of the Company, and in addition to any other remedies available under such policy and applicable law, may require the cancellation of outstanding Restricted Stock Units and the recoupment of any gains realized with respect to Restricted Stock Units.

Section 6.5     Section 409A

It is intended that the Restricted Stock Units granted hereunder shall be exempt from Section 409A of the Internal Revenue Code of 1986, as amended, pursuant to the “short-term deferral” rule applicable to such section, as set forth in the regulations or other guidance published by the Internal Revenue Service thereunder.

Section 6.6     Electronic Delivery and Acceptance

The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means.

Section 6.7     Governing Law

Except as otherwise specifically provided to the contrary below, this Plan shall be governed by the laws of the state of Delaware.

[Remainder of page intentionally left blank.]

SCHEDULE “A“

AKUMIN INC.

RESTRICTED SHARE UNIT GRANT AGREEMENT

Restricted Share Unit Grant Agreement effective as of             , 20     between AKUMIN INC., a company existing under the laws of Ontario (the “Company”) and                     , an individual residing in                      (the “Participant” or “you”).

WHEREAS the Company has adopted an Amended and Restated Restricted Share Unit Plan (the “Plan”, as it may be amended from time to time), which Plan provides for the granting of Restricted Share Units to Participants (as defined in the Plan), entitling Participants, to receive on settlement of vested Restricted Share Units, Shares in the capital of the Company;

AND WHEREAS the Company desires to continue to receive the benefit of the your services and to more fully align your interests with the Company’s and its Affiliates’ future success;

AND WHEREAS the board of directors of the Company (the “Board”) approved the granting of Restricted Share Units to you, upon the terms and conditions hereinafter provided;

AND WHEREAS the Company desires to grant to you Restricted Share Units upon the terms and conditions hereinafter provided;

AND WHEREAS capitalized terms used and not otherwise defined in this Agreement shall have the meanings set forth in the Plan.

NOW THEREFORE in consideration of the foregoing and the mutual agreements contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

1.

Restricted Share Units. The Company hereby grants to you, as of             , 20    , subject to the terms and conditions hereinafter set forth,          Restricted Share Units (the “Restricted Share Units”), vesting in accordance with the terms of this Agreement and in accordance with the Plan.

2.	Vesting of the Restricted Share Units. Subject to the vesting restrictions in Section ~~2~~ 3 (if any), the Restricted Share Units shall vest according to the following table:

Vesting Date                                % of Restricted Share Units Vested

3.

Subject to Plan. This Restricted Share Units shall be subject in all respects to the provisions of the Plan, the terms and conditions of which are hereby expressly incorporated by reference, as same may be amended from time to time in accordance therewith. A copy of the Plan shall be provided to the Participant upon his reasonable request from time to time.

4.	Shareholder Rights. You shall have no rights whatsoever as a shareholder in respect of any of the Restricted Share Units.

5.	Transfer of Restricted Share Unit. The Restricted Share Units granted pursuant to this Agreement shall not be assignable or transferable by you, except in accordance with the Plan.

6.

Employment Considerations. Subject to the terms of the Plan, you acknowledge that you shall have no entitlement to damages or other compensation arising from or related to not receiving any awards which would have vested or accrued to you after the date of cessation of employment or if working notice of termination has been given. However, nothing herein is intended to limit any statutory entitlements on termination and such statutory entitlements shall, if required, apply despite this language to the contrary. No period of notice or payment in lieu of notice that follows your last day of actual and active employment shall be deemed to extend your period of employment for the purpose of determining your rights or entitlements under the Plan.

7.	Notice. Any notice required or permitted to be given hereunder shall be given in accordance with, and subject to, the provisions of the Plan.

8.

Governing Law. This Agreement and the Restricted Share Units shall be governed by and interpreted and enforced in accordance with the laws of the ~~Province of Ontario and the federal laws of Canada~~ state of Delaware applicable therein.

9.

French Language. The parties agree that this Agreement as well as all documents relating thereto be drawn up in the English language only. Les parties seront censes avoir requis que cette contrat de meme que tous les documents s’y rattachant soient rediges en anglais seulement.

10.

Execution. This Agreement may be executed (including by electronic means) in any number of counterparts, each of which (including any electronic transmission of an executed signature page), is deemed to be an original, and such counterparts together constitute one and the same instrument.

11.

Electronic Delivery. The Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

12.	Taxes; Withholding. The provisions of 2.6 of the Plan are incorporated herein by reference and made a part hereof.

[Rest of page intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF the parties have caused this Restricted Share Unit agreement to be executed as of the date hereof.

AKUMIN INC.

Per:
Authorized Signing Officer

NAME OF PARTICIPANT:	.

SIGNATURE OF PARTICIPANT:	.

ADDRESS:	.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet - QUICK ««« EASY

IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

AKUMIN INC.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 06, 2023

INTERNET –
www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online Annual Meeting, you will need your 12 digit control number to vote electronically at the Annual Meeting. To attend:
http://cstproxy.com/akumin/2023

MAIL –Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4 AND 5.	Please mark your votes like this

1. Election of Directors.	FOR	AGAINST	ABSTAIN
(1) Riadh Zine	☐	☐	☐
(2) Stanley Dunford	☐	☐	☐
(3) Murray Lee	☐	☐	☐
(4) James Webb	☐	☐	☐
(5) Thomas Davies	☐	☐	☐
(6) Haichen Huang	☐	☐	☐
(7) James Wyper	☐	☐	☐
(8) Ross Sinclair	☐	☐	☐
(9) John Wagner	☐	☐	☐
(10) Paul Viviano	☐	☐	☐

2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent	FOR	AGAINST	ABSTAIN
	☐	☐	☐

    registered public accounting firm for the fiscal year ending December 31, 2023, subject to the Audit Committee’s discretion to select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

3. Approval of an amendment to the Company’s Certificate of Incorporation to implement, at the discretion of the	FOR	AGAINST	ABSTAIN
	☐	☐	☐

    Board at any time prior to the 2024 annual meeting of stockholders, a reverse stock split of the issued and outstanding shares of Common Stock in a range of not less than one-for-two shares and not more than one-for-four shares.

4. Approval of a restatement to the Company’s Amended and Restated Stock Option Plan.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

5. Approval of a restatement to the Company’s Amended and Restated Restricted Share Unit Plan.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

CONTROL NUMBER

Signature Signature, if held jointly Date , 2023
Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee,guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy

Materials for the Annual Meeting

To view the 2023 Proxy Statement, 2023 Annual Report, and

to Attend the Annual Meeting, please go to:

http://cstproxy.com/akumin/2023

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

AKUMIN INC.

The undersigned appoints Riadh Zine and David Krestchmer, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Akumin Inc. held of record by the undersigned at the close of business on April 17, 2023, at the Annual Meeting of Stockholders of Akumin Inc. to be held on June 7, 2023, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE TEN NOMINESS TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2, PROPOSAL 3, PROPOSAL 4, AND PROPOSAL 5, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)